UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 5125

Dreyfus Variable Investment Fund}
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	12/31/2010

FORM N-CSR

Item 1.                        Reports to Stockholders.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
18	Notes to Financial Statements
28	Report of Independent Registered Public Accounting Firm
29	Important Tax Information
30	Board Members Information
32	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus Variable Investment Fund,
Appreciation Portfolio

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Variable Investment Fund,Appreciation Portfolio, covering the 12-month period from January 1, 2010, through December 31, 2010.

Although 2010 proved to be a volatile year for stocks, the reporting period ended with a sustained market rally that produced above-average returns across most market-cap segments for the calendar year. Investors’ early concerns regarding sovereign debt issues in Europe and stubbornly high unemployment in the United States later gave way to optimism that massive economic stimulus programs, robust growth in the world’s emerging markets, a strong holiday retail season and rising corporate earnings signaled better economic times ahead.

We are aware that stocks have recently reached higher valuations, and that any new economic setbacks could result in market volatility as investors adjust their expectations. Nonetheless, we see value in many segments of the equity market. For example, investors in volatile markets may turn to high-quality stocks of U.S. companies with track records of consistent growth in a variety of economic climates, and international equities could benefit from a declining U.S. dollar and potentially higher growth opportunities abroad. With 2011 now upon us, we suggest talking to your financial advisor, who can help you identify potential opportunities and suggest strategies suitable for your individual needs in today’s market environment.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 18, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2010, through December 31, 2010, as provided by Fayez Sarofim, Portfolio Manager of Fayez Sarofim & Co., Sub-Investment Adviser

Fund and Market Performance Overview

For the 12-month period ended December 31, 2010, DreyfusVariable Investment Fund, Appreciation Portfolio’s Initial shares produced a total return of 15.32%, and its Service shares produced a total return of 15.04%.1 In comparison, the total return of the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”), was 15.08% for the same period.2 A stock market rally late in the year more than offset earlier weakness as economic uncertainty waned. The fund produced returns in line with its benchmark, as our security selection process worked well despite relative strength among smaller, lower-quality stocks compared to their blue-chip counterparts.

The Fund’s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. To pursue these goals, the fund normally invests at least 80% of its assets in common stocks. The fund focuses on blue-chip companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies. These are established companies that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth.

In choosing stocks, the fund first identifies economic sectors it believes will expand over the next three to five years or longer. Using fundamental analysis, the fund then seeks companies within these sectors that have proven track records and dominant positions in their industries. The fund employs a “buy-and-hold” investment strategy, which generally has resulted in an annual portfolio turnover of below 15%.A low portfolio turnover rate helps reduce the fund’s trading costs and minimizes tax liability by limiting the distribution of capital gains.3

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

Waning Economic Concerns Fueled a Market Rally

Soon after the start of 2010, a number of new developments shook investors’ confidence in ongoing global and domestic economic recoveries. Europe was roiled by a sovereign debt crisis that led to austerity measures throughout the region, and mixed housing and employment data in the United States weighed on already mild growth.As a result, U.S. stocks generally declined amid heightened volatility over the first half of the year.

Later, however, it became more clear that investors’ economic concerns may have been overblown. Corporate earnings improved, commodity prices climbed amid robust demand from the emerging markets, and the U.S. and global economies remained on mildly upward trajectories. The resolution of midterm elections and new stimulative programs by the Federal Reserve Board also boosted investor sentiment, and the S&P 500 Index ended the year with double-digit gains.

Quality Bias Dampened Relative Performance

In this environment, the well-established industry leaders on which the fund focuses generally underperformed smaller, more speculative companies. In addition, companies in more economically-sensitive industry groups fared better than those in traditionally defensive sectors.

That being said, the fund roughly matched the benchmark’s performance, due in part to strong results in the consumer staples sector.Top performers included leading companies with rising dividends and a strong presence in global markets, such as Philip Morris International, Coca-Cola, Nestle and Altria Group. In the information technology sector, electronics innovator Apple continued to gain value on the success of its tablet computing and smartphone products. The materials sector also contributed positively to relative performance, as higher commodity prices and resurgent global industrial activity supported gains in Freeport-McMoRan Copper & Gold and Praxair, respectively.

The fund’s underweighted position in industrial stocks weighed on relative performance. Although the fund’s industrial holdings included Caterpillar, General Electric, UnitedTechnologies and other companies that gained value, relatively light exposure to the sector limited their impact on the fund’s overall results. In addition, disappointing stock selections hurt performance in the health care sector, where large pharmaceutical companies such as Abbott Laboratories struggled under regulatory pressures stemming from health care reform legislation.Although the fund’s underweighted exposure to the financials

4

sector helped cushion volatility as the industry recovered from the global financial crisis, Bank of America, HSBC Holdings and JPMorgan Chase & Co. hurt relative returns.

New Opportunities in a Recovering Economy

Although we expect the U.S. and global economic rebounds to gain momentum in 2011, overseas markets appear likely to grow more robustly than the United States. Therefore, in our view, investors are more likely to favor large, multinational companies with solid business fundamentals. In addition, we believe that equities may be poised for further gains if companies deploy some of the massive cash reserves on their balance sheets. To prepare for these developments, we identified new opportunities in investment manager Franklin Resources, industrial gas producer Air Products and Chemicals, Kraft Foods,Walt Disney, International Business Machines and medical robotics specialist Intuitive Surgical. We eliminated positions in Bank of America, Fluor, General Dynamics, Halliburton, HSBC Holdings and Becton, Dickinson & Co.

January 18, 2011

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Fund shares are only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund
directly.A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.
2	SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is
a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in an index.
3	Achieving tax efficiency is not a part of the fund’s investment objective, and there can be no guarantee that the fund will achieve any particular level of taxable distributions in future years. In periods when the manager has to sell significant amounts of securities (e.g., during periods of significant net redemptions or changes in index components) funds can be expected to be less tax efficient than during periods of more stable market conditions and asset flows.

The Fund	5

FUND PERFORMANCE

Average Annual Total Returns as of 12/31/10
	1 Year	5 Years	10 Years
Initial shares	15.32%	4.44%	2.23%
Service shares	15.04%	4.18%	1.97%
Standard & Poor’s 500
Composite Stock Price Index	15.08%	2.29%	1.42%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.
The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Variable Investment
Fund,Appreciation Portfolio on 12/31/00 to a $10,000 investment made in the Standard & Poor’s 500 Composite
Stock Price Index (the “Index”) on that date.

6

The fund’s Initial shares are not subject to a Rule 12b-1 fee.The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph takes into account all applicable fund fees and expenses.The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Variable Investment Fund,Appreciation Portfolio from July 1, 2010 to December 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2010
	Initial Shares	Service Shares
Expenses paid per $1,000†	$ 4.56	$ 5.96
Ending value (after expenses)	$1,234.00	$1,232.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2010
	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.13	$5.40
Ending value (after expenses)	$1,021.12	$1,019.86

† Expenses are equal to the fund’s annualized expense ratio of .81% for Initial Shares and 1.06% for Service Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
December 31, 2010

Common Stocks—98.9%	Shares	Value ($)
Consumer Discretionary—10.0%
Christian Dior	65,500	9,356,768
McDonald’s	160,900	12,350,684
McGraw-Hill	107,100	3,899,511
News, Cl. A	338,136	4,923,260
News, Cl. B	7,700 [a]	126,434
Target	159,700	9,602,761
Walt Disney	90,000	3,375,900
		43,635,318
Consumer Staples—35.2%
Altria Group	488,100	12,017,022
Coca-Cola	472,600	31,082,902
Estee Lauder, Cl. A	41,200	3,324,840
Kraft Foods, Cl. A	160,000	5,041,600
Nestle, ADR	378,400	22,257,488
PepsiCo	142,900	9,335,657
Philip Morris International	488,100	28,568,493
Procter & Gamble	255,000	16,404,150
SYSCO	78,700	2,313,780
Wal-Mart Stores	156,600	8,445,438
Walgreen	319,300	12,439,928
Whole Foods Market	45,100	2,281,609
		153,512,907
Energy—17.8%
Chevron	177,900	16,233,375
ConocoPhillips	165,100	11,243,310
Exxon Mobil	321,364	23,498,136
Occidental Petroleum	120,100	11,781,810
Royal Dutch Shell, ADR	122,500	8,180,550
Total, ADR	124,400	6,652,912
		77,590,093
Financial—3.4%
Franklin Resources	41,000	4,559,610
JPMorgan Chase & Co.	242,300	10,278,366
		14,837,976

The  Fund  9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Health Care—9.0%
Abbott Laboratories	176,800	8,470,488
Intuitive Surgical	8,000 [b]	2,062,000
Johnson & Johnson	224,900	13,910,065
Medtronic	90,200	3,345,518
Merck & Co.	143,200	5,160,928
Novo Nordisk, ADR	6,300	709,191
Roche Holding, ADR	150,700 [a]	5,523,155
		39,181,345
Industrial—2.8%
Caterpillar	39,400	3,690,204
General Electric	244,800	4,477,392
United Technologies	49,000	3,857,280
		12,024,876
Information Technology—15.2%
Apple	59,000 [b]	19,031,040
Automatic Data Processing	85,400	3,952,312
Cisco Systems	190,100 [b]	3,845,723
Intel	757,900	15,938,637
International Business Machines	67,000	9,832,920
Microsoft	164,000	4,578,880
QUALCOMM	50,800	2,514,092
Texas Instruments	193,300	6,282,250
		65,975,854
Materials—5.5%
Air Products & Chemicals	12,000	1,091,400
Freeport-McMoRan Copper & Gold	78,500	9,427,065
Praxair	95,200	9,088,744
Rio Tinto, ADR	63,000 [a]	4,514,580
		24,121,789
Total Common Stocks
(cost $275,574,227)		430,880,158

10

Other Investment—6.5%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $28,098,000)	28,098,000 [c]	28,098,000

Investment of Cash Collateral
for Securities Loaned—2.1%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $9,340,956)	9,340,956 [c]	9,340,956

Total Investments (cost $313,013,183)	107.5%	468,319,114
Liabilities, Less Cash and Receivables	(7.5%)	(32,637,673)
Net Assets	100.0%	435,681,441

ADR—American Depository Receipts
a Security, or portion thereof, on loan.At December 31, 2010, the market value of the fund’s securities on loan was
$9,147,752 and the market value of the collateral held by the fund was $9,340,956.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Consumer Staples	35.2	Money Market Investments	8.6
Energy	17.8	Materials	5.5
Information Technology	15.2	Financial	3.4
Consumer Discretionary	10.0	Industrial	2.8
Health Care	9.0		107.5

† Based on net assets.
See notes to financial statements.

The Fund	11

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $9,147,752)—Note 1(c):
Unaffiliated issuers	275,574,227	430,880,158
Affiliated issuers	37,438,956	37,438,956
Cash		1,750,351
Dividends and interest receivable		895,359
Receivable for investment securities sold		219,830
Receivable for shares of Beneficial Interest subscribed		157,728
Prepaid expenses		21,155
		471,363,537
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		246,217
Due to Fayez Sarofim & Co.		83,807
Payable for shares of Beneficial Interest redeemed		25,928,470
Liability for securities on loan—Note 1(c)		9,340,956
Accrued expenses		82,646
		35,682,096
Net Assets ($)		435,681,441
Composition of Net Assets ($):
Paid-in capital		275,309,749
Accumulated undistributed investment income—net		7,349,430
Accumulated net realized gain (loss) on investments		(2,283,669)
Accumulated net unrealized appreciation
(depreciation) on investments		155,305,931
Net Assets ($)		435,681,441

Net Asset Value Per Share
	Initial Shares	Service Shares
Net Assets ($)	310,385,005	125,296,436
Shares Outstanding	8,758,579	3,556,800
Net Asset Value Per Share ($)	35.44	35.23

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Year Ended December 31, 2010

Investment Income ($):
Income:
Cash dividends (net of $234,587 foreign taxes withheld at source):
Unaffiliated issuers	10,583,654
Affiliated issuers	7,236
Income from securities lending—Note 1(c)	31,254
Total Income	10,622,144
Expenses:
Investment advisory fee—Note 3(a)	2,010,227
Sub-investment advisory fee—Note 3(a)	821,079
Distribution fees—Note 3(b)	224,937
Prospectus and shareholders’ reports	62,192
Professional fees	58,186
Custodian fees—Note 3(b)	31,359
Trustees’ fees and expenses—Note 3(c)	24,752
Shareholder servicing costs—Note 3(b)	11,657
Loan commitment fees—Note 2	6,698
Miscellaneous	18,640
Total Expenses	3,269,727
Less—reduction in fees due to earnings credits—Note 3(b)	(14)
Net Expenses	3,269,713
Investment Income—Net	7,352,431
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(586,025)
Net unrealized appreciation (depreciation) on investments	51,126,895
Net Realized and Unrealized Gain (Loss) on Investments	50,540,870
Net Increase in Net Assets Resulting from Operations	57,893,301

See notes to financial statements.

The Fund	13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009
Operations ($):
Investment income—net	7,352,431	7,717,871
Net realized gain (loss) on investments	(586,025)	(510,962)
Net unrealized appreciation
(depreciation) on investments	51,126,895	60,652,949
Net Increase (Decrease) in Net Assets
Resulting from Operations	57,893,301	67,859,858
Dividends to Shareholders from ($):
Investment income—net:
Initial Shares	(6,320,853)	(7,001,494)
Service Shares	(1,386,410)	(2,105,903)
Net realized gain on investments:
Initial Shares	—	(20,429,999)
Service Shares	—	(6,936,376)
Total Dividends	(7,707,263)	(36,473,772)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	27,881,230	18,877,697
Service Shares	75,657,393	19,723,726
Dividends reinvested:
Initial Shares	6,320,853	27,431,493
Service Shares	1,386,410	9,042,279
Cost of shares redeemed:
Initial Shares	(48,910,102)	(57,566,405)
Service Shares	(38,807,049)	(50,316,690)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	23,528,735	(32,807,900)
Total Increase (Decrease) in Net Assets	73,714,773	(1,421,814)
Net Assets ($):
Beginning of Period	361,966,668	363,388,482
End of Period	435,681,441	361,966,668
Undistributed investment income—net	7,349,430	7,705,294

14

	Year Ended December 31,
	2010	2009
Capital Share Transactions:
Initial Shares
Shares sold	864,720	683,761
Shares issued for dividends reinvested	199,459	1,142,027
Shares redeemed	(1,544,798)	(2,102,520)
Net Increase (Decrease) in Shares Outstanding	(480,619)	(276,732)
Service Shares
Shares sold	2,347,577	744,098
Shares issued for dividends reinvested	43,916	377,863
Shares redeemed	(1,138,271)	(1,906,189)
Net Increase (Decrease) in Shares Outstanding	1,253,222	(784,228)

See notes to financial statements.

The Fund	15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,
Initial Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	31.40	28.88	44.86	42.55	37.11
Investment Operations:
Investment income—net[a]	.64	.63	.67	.66	.61
Net realized and unrealized
gain (loss) on investments	4.09	4.95	(13.01)	2.32	5.42
Total from Investment Operations	4.73	5.58	(12.34)	2.98	6.03
Distributions:
Dividends from investment income—net	(.69)	(.78)	(.77)	(.67)	(.59)
Dividends from net realized
gain on investments	—	(2.28)	(2.87)	—	—
Total Distributions	(.69)	(3.06)	(3.64)	(.67)	(.59)
Net asset value, end of period	35.44	31.40	28.88	44.86	42.55
Total Return (%)	15.32	22.56	(29.55)	7.14	16.48
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.81	.80	.81	.80	.82
Ratio of net expenses
to average net assets	.81	.80	.81	.80	.82
Ratio of net investment income
to average net assets	2.01	2.31	1.82	1.52	1.58
Portfolio Turnover Rate	11.90	1.49	3.41	5.17	3.86
Net Assets, end of period ($ x 1,000)	310,385	290,073	274,782	569,422	681,035

a Based on average shares outstanding at each month end.
See notes to financial statements.

16

		Year Ended December 31,
Service Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	31.21	28.70	44.59	42.32	36.92
Investment Operations:
Investment income—net[a]	.58	.59	.58	.56	.51
Net realized and unrealized
gain (loss) on investments	4.05	4.89	(12.94)	2.30	5.41
Total from Investment Operations	4.63	5.48	(12.36)	2.86	5.92
Distributions:
Dividends from investment income—net	(.61)	(.69)	(.66)	(.59)	(.52)
Dividends from net realized
gain on investments	—	(2.28)	(2.87)	—	—
Total Distributions	(.61)	(2.97)	(3.53)	(.59)	(.52)
Net asset value, end of period	35.23	31.21	28.70	44.59	42.32
Total Return (%)	15.04	22.23	(29.72)	6.85	16.21
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.06	1.05	1.06	1.05	1.07
Ratio of net expenses
to average net assets	1.06	1.05	1.06	1.05	1.07
Ratio of net investment income
to average net assets	1.74	2.15	1.61	1.27	1.33
Portfolio Turnover Rate	11.90	1.49	3.41	5.17	3.86
Net Assets, end of period ($ x 1,000)	125,296	71,893	88,606	121,006	114,746
a Based on average shares outstanding at each month end.
See notes to financial statements.

The Fund	17

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Variable Investment Fund (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company currently offering seven series, including the Appreciation Portfolio (the “fund”). The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The fund is a diversified series.The fund’s investment objective is to seek long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (“Sarofim & Co.”) serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold without a sales charge.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and inter-

18

pretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental ana-

The Fund	19

NOTES TO FINANCIAL STATEMENTS (continued)

lytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

20

The following is a summary of the inputs used as of December 31, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	373,685,514	—	—	373,685,514
Equity Securities—
Foreign†	57,194,644	—	—	57,194,644
Mutual Funds	37,438,956	—	—	37,438,956
† See Statement of Investments for additional detailed categorizations.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at December 31, 2010. The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

The Fund	21

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result

22

of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended December 31, 2010, The Bank of New York Mellon earned $13,395 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended December 31, 2010 were as follows:

Affiliated
Investment	Value			Value	Net
Company	12/31/2009 ($)	Purchases ($)	Sales ($)	12/31/2010 ($) Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	614,000	108,028,000	80,544,000	28,098,000	6.5
Dreyfus
Institutional
Cash
Advantage
Fund	6,075,420	60,023,170	56,757,634	9,340,956	2.1
Total	6,689,420	168,051,170 137,301,634		37,438,956	8.6

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

The Fund	23

NOTES TO FINANCIAL STATEMENTS (continued)

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended December 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2010, the components of accumulated earnings on a tax basis were as follow: ordinary income $7,349,430, accumulated capital losses $1,391,564 and unrealized appreciation $154,413,826.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2010. If not applied, $658,768 of the carryover expires in fiscal 2017 and $732,796 expires in fiscal 2018.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2010 and December 31, 2009 were as follows: ordinary income $7,707,263 and $9,239,227 and long-term capital gains $0 and $27,234,545, respectively.

During the period ended December 31, 2010, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency exchange gains and losses, the fund decreased accumulated undistributed investment income-net by $1,032 and increased accumulated net realized gain (loss) on investments by the same amount. Ne assets and net asset value per share were not affected by this reclassification.

24

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended on December 31, 2010, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .5325% of the value of the fund’s average daily net assets. Pursuant to a sub-investment advisory agreement with Sarofim & Co., the fund pays Sarofim & Co. a monthly sub-investment advisory fee at the annual rate of .2175% of the value of the fund’s average daily net assets. Both fees are payable monthly.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2010, Service shares were charged $224,937 pursuant to the Plan.

The Fund	25

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2010, the fund was charged $1,399 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended December 31, 2010, the fund was charged $223 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $14.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2010, the fund was charged $31,359 pursuant to the custody agreement.

During the period ended December 31, 2010, the fund was charged $6,243 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $205,184, Rule 12b-1 distribution plan fees $31,277, custodian fees $7,800, chief compliance officer fees $1,728 and transfer agency per account fees $228.

26

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2010, amounted to $63,990,270 and $43,860,020, respectively.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The fund held no derivatives during the period ended December 31, 2010.

At December 31, 2010, the cost of investments for federal income tax purposes was $313,905,288; accordingly, accumulated net unrealized appreciation on investments was $154,413,826, consisting of $162,603,833 gross unrealized appreciation and $8,190,007 gross unrealized depreciation.

The Fund	27

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Variable Investment Fund, Appreciation Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Appreciation Portfolio (one of the series comprising Dreyfus Variable Investment Fund) as of December 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Appreciation Portfolio at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 10, 2011

28

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 2010 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in early 2011 of the percentage applicable to the preparation of their 2010 income tax returns.

The Fund	29

BOARD MEMBERS INFORMATION (Unaudited)

**Joseph S. DiMartino (67)**
**Chairman of the Board (1995)**

*Principal Occupation During Past 5 Years:*

- Corporate Director and Trustee

*Other Public Company Board Memberships During Past 5 Years:*

- CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
- The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
- Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)

*No. of Portfolios for which Board Member Serves:* 169

---

**Peggy C. Davis (67)**
**Board Member (2006)**

*Principal Occupation During Past 5 Years:*

- Shad Professor of Law, New York University School of Law
- Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

*No. of Portfolios for which Board Member Serves:* 51

---

**David P. Feldman (71)**
**Board Member (1994)**

*Principal Occupation During Past 5 Years:*

- Corporate Director and Trustee

*Other Public Company Board Memberships During Past 5 Years:*

- BBH Mutual Funds Group (4 registered mutual funds), Director (1992-present)
- QMed, Inc. a healthcare company, Director (1999-2007)

*No. of Portfolios for which Board Member Serves:* 48

30

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 169 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 169 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 63 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 36 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Manager since February 1984.

32

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since June 1989.

The Fund	33

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 194 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 53 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

NATALIA GRIBAS, Anti-Money Laundering Compliance Officer since July 2010.

Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 190 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Distributor since September 2008.

34

NOTES

# For More Information

**Dreyfus Variable Investment Fund, Appreciation Portfolio**
200 Park Avenue
New York, NY 10166

**Investment Adviser**

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

**Sub-Investment Adviser**

Fayez Sarofim & Co.
Two Houston Center
Suite 2907
Houston, TX 77010

**Custodian**

The Bank of New York Mellon
One Wall Street
New York, NY 10286

**Transfer Agent & Dividend Disbursing Agent**

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

**Distributor**

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

**Telephone** 1-800-554-4611 or 1-516-338-3300

**Mail** The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Investments Division

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2011 MBSC Securities Corporation

0112AR1210

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
14	Statement of Options Written
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statement of Changes in Net Assets
19	Financial Highlights
21	Notes to Financial Statements
32	Report of Independent Registered Public Accounting Firm
33	Important Tax Information
34	Board Members Information
36	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus Variable Investment Fund,
Growth and Income Portfolio

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Variable Investment Fund, Growth and Income Portfolio, covering the 12-month period from January 1, 2010, through December 31, 2010.

Although 2010 proved to be a volatile year for stocks, the reporting period ended with a sustained market rally that produced above-average returns across most market-cap segments for the calendar year. Investors’ early concerns regarding sovereign debt issues in Europe and stubbornly high unemployment in the United States later gave way to optimism that massive economic stimulus programs, robust growth in the world’s emerging markets, a strong holiday retail season and rising corporate earnings signaled better economic times ahead.

We are aware that stocks have recently reached higher valuations, and that any new economic setbacks could result in market volatility as investors adjust their expectations. Nonetheless, we see value in many segments of the equity market. For example, investors in volatile markets may turn to high-quality stocks of U.S. companies with track records of consistent growth in a variety of economic climates, and international equities could benefit from a declining U.S. dollar and potentially higher growth opportunities abroad.With 2011 now upon us, we suggest talking to your financial advisor, who can help you identify potential opportunities and suggest strategies suitable for your individual needs in today’s market environment.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 18, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2010, through December 31, 2010, as provided by John Bailer and Elizabeth Slover, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended December 31, 2010, Dreyfus Variable Investment Fund, Growth and Income Portfolio’s Initial shares achieved a 18.61% total return, and its Service shares achieved a total return of 18.29%.1 The fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”), returned 15.08% for the same period.2

Although stocks encountered heightened volatility in 2010 when investors grew concerned regarding several new economic developments, a rally in the fall enabled equities to end the year with double-digit gains.The fund produced higher returns than its benchmark, as our stock selection strategy produced above-average returns in nine of the benchmark’s 10 economic sectors.

The Fund’s Investment Approach

To pursue the fund’s goal of seeking long-term capital growth, current income and growth of income consistent with reasonable investment risk, the fund invests primarily in stocks of domestic and foreign issuers. We seek to create a portfolio that includes a blend of growth and dividend-paying stocks, as well as other investments that provide income.We choose stocks through a disciplined investment process that combines computer modeling techniques, “bottom-up” fundamental analysis and risk management.The investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics similar to those of the S&P 500 Index.

Waning Economic Concerns Fueled a Market Rally

Although much of the world already had emerged from recession by the start of 2010, a number of new developments shook investors’ confidence in the global and domestic economic recoveries. Europe was roiled by a sovereign debt crisis when Greece and, later, Ireland found themselves unable to finance heavy debt loads, leading to fiscal

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

austerity measures that threatened the region’s sluggish economic rebound. Meanwhile, disappointing housing and employment data in the United States weighed on already mild growth, as did a massive oil spill in the Gulf of Mexico. As a result, U.S. stocks generally declined amid heightened volatility over the first half of the year.

However, it became clearer over the summer that investors’ economic concerns may have been overblown. Corporate earnings exceeded analysts’ expectations, commodity prices climbed amid robust demand from the world’s emerging markets, and the U.S. and global economies remained on upward trajectories. New stimulative efforts by the Federal Reserve Board also boosted investor sentiment, helping the S&P 500 Index end the year with double-digit gains.

Security Selections Successful in Most Sectors

The fund’s security selection process proved effective in this market environment. Our stock picks in the information technology sector emphasized companies engaged in the emerging trend of “cloud computing,” in which businesses maintain data and applications over the Internet. Holdings such as virtualization software developer VMWare and data integration specialist Informatica advanced as this trend gained traction. In addition, global positioning systems maker Trimble Navigation gained value after obtaining a foothold in India through a major acquisition. In the consumer staples sector, income growth among high earners supported the stocks of organic grocery chain Whole Foods Market, cosmetics maker Estee Lauder and other higher-end retail brands. Similarly, in the consumer discretionary sector, substantial subscriber growth lifted the stock of movie rental company Netflix, and Internet retailer Amazon.com enjoyed a particularly robust holiday season.

Although disappointments in 2010 proved to be relatively mild, shortfalls in the financials sector weighed on the fund’s relative performance as Bank of America, JPMorgan Chase & Co. and U.S. Bancorp struggled with underperforming loans and industry-wide issues surrounding the mortgage foreclosure process. In addition, the fund’s underweighted exposure to real estate investment trusts hurt its returns compared to the benchmark. In the utilities sector, our preference for unregulated power producers undermined results when regulated utilities generally fared better.

4

Positioned for a More Selective Market Environment

We ended 2010 with a cautiously optimistic outlook for 2011.While a number of economic headwinds remain, fears of a double-dip recession have receded. Corporations now have record amounts of cash on their balance sheets, profits in some industries have returned to pre-recession levels, and several domestic political uncertainties were resolved in the weeks following the midterm elections. Nonetheless, stubbornly high U.S. unemployment and geopolitical turmoil could continue to challenge investor sentiment.

We believe that investors will become more selective in such an environment, favoring companies that can grow in a sluggish economy and avoiding those with weaker underlying business fundamentals. Consequently, we have increased the fund’s exposure to the consumer discretionary sector, where several trends imply a favorable environment for retailers and media companies that create programming content.We have maintained underweighted exposure to the utilities sector, where we have found few opportunities meeting our investment criteria.

January 18, 2011

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund
directly.A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.
2	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U. S. stock market performance. Investors cannot invest directly in an index.

The Fund	5

FUND PERFORMANCE

Average Annual Total Returns as of 12/31/10
	1 Year	5 Years	10 Years
Initial shares	18.61%	2.48%	1.11%
Service shares	18.29%	2.25%	0.90%
Standard & Poor’s 500
Composite Stock Price Index	15.08%	2.29%	1.42%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Variable Investment Fund, Growth and Income Portfolio on 12/31/00 to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date.

6

The fund’s Initial shares are not subject to a Rule 12b-1 fee.The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph takes into account all applicable fund fees and expenses (after any expense reimbursements).The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The  Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Variable Investment Fund, Growth and Income Portfolio from July 1, 2010 to December 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2010
	Initial Shares	Service Shares
Expenses paid per $1,000†	$ 5.03	$ 6.46
Ending value (after expenses)	$1,268.80	$1,267.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2010
	Initial Shares	Service Shares
Expenses paid per $1,000†	$ 4.48	$ 5.75
Ending value (after expenses)	$1,020.77	$1,019.51

† Expenses are equal to the fund’s annualized expense ratio of .88% for Initial Shares and 1.13% for Service Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
December 31, 2010

Common Stocks—98.7%	Shares	Value ($)
Consumer Discretionary—16.3%
Abercrombie & Fitch, Cl. A	5,640	325,033
Amazon.com	6,670 [a]	1,200,600
Autoliv	5,170 [b]	408,120
Carnival	17,852	823,156
Dick’s Sporting Goods	8,650 [a]	324,375
DIRECTV, Cl. A	11,800 [a]	471,174
General Motors	5,910	217,843
Guess?	5,750	272,090
Home Depot	6,034	211,552
Johnson Controls	20,910	798,762
Las Vegas Sands	5,910 [a]	271,565
Limited Brands	19,170	589,094
Lowe’s	11,850	297,198
Macy’s	16,320	412,896
Mattel	8,210	208,780
Netflix	1,770 [a,b]	310,989
Newell Rubbermaid	22,560	410,141
News, Cl. A	40,590	590,990
Nordstrom	10,430	442,023
Omnicom Group	45,380	2,078,404
Staples	33,820	770,081
Target	18,480	1,111,202
Time Warner	47,056	1,513,792
		14,059,860
Consumer Staples—8.3%
Clorox	1,370	86,694
CVS Caremark	6,372	221,554
Dr. Pepper Snapple Group	17,690	621,980
Energizer Holdings	4,650 [a]	338,985
Estee Lauder, Cl. A	4,020	324,414
PepsiCo	32,730	2,138,251
Philip Morris International	31,435	1,839,891
Procter & Gamble	10,050	646,517
Walgreen	9,950	387,652
Whole Foods Market	10,240	518,042
		7,123,980

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Energy—11.0%
Cameron International	8,020 [a]	406,855
ConocoPhillips	18,060	1,229,886
Exxon Mobil	58,200	4,255,584
Halliburton	9,690	395,643
Newfield Exploration	4,060 [a]	292,767
Occidental Petroleum	13,440	1,318,464
Schlumberger	19,280	1,609,880
		9,509,079
Financial—13.3%
Aflac	5,940	335,194
American Express	15,760	676,419
Ameriprise Financial	7,310	420,691
Bank of America	94,030	1,254,360
Capital One Financial	8,200	348,992
Charles Schwab	13,450	230,130
Citigroup	135,460 [a]	640,726
Franklin Resources	1,760	195,730
Goldman Sachs Group	3,280	551,565
Janus Capital Group	18,140	235,276
JPMorgan Chase & Co.	48,186	2,044,050
Marsh & McLennan	7,860	214,892
MetLife	18,080	803,475
Morgan Stanley	21,990	598,348
People’s United Financial	11,120	155,791
Prudential Financial	4,320	253,627
TD Ameritrade Holding	10,920	207,371
Travelers	5,220	290,806
U.S. Bancorp	56,430	1,521,917
Wells Fargo & Co.	14,850	460,202
		11,439,562
Health Care—10.2%
Agilent Technologies	7,630 [a]	316,111
Alexion Pharmaceuticals	3,140 [a]	252,927
Allergan	5,600	384,552
Allscripts Healthcare Solutions	14,450 [a]	278,451
Cardinal Health	15,400	589,974

10

Common Stocks (continued)	Shares	Value ($)
Health Care (continued)
Celgene	6,210 [a]	367,259
Covidien	9,420	430,117
Express Scripts	6,970 [a]	376,729
Hospira	4,980 [a]	277,336
Johnson & Johnson	3,020	186,787
McKesson	4,950	348,381
Merck & Co.	40,710	1,467,188
Pfizer	137,509	2,407,783
Sanofi-Aventis, ADR	7,070	227,866
St. Jude Medical	8,880 [a]	379,620
Vertex Pharmaceuticals	6,700 [a]	234,701
Warner Chilcott, Cl. A	10,280	231,917
		8,757,699
Industrial—12.3%
Caterpillar	18,220	1,706,485
Cooper Industries	10,290	599,804
Cummins	6,140	675,461
Dover	15,380	898,961
Eaton	3,340	339,043
General Electric	126,330	2,310,576
Hubbell, Cl. B	4,990	300,049
Ingersoll-Rand	18,040	849,504
Norfolk Southern	6,320	397,022
Pitney Bowes	57,690 [b]	1,394,944
United Technologies	14,270	1,123,334
		10,595,183
Information Technology—18.2%
Akamai Technologies	8,370 [a]	393,808
Amphenol, Cl. A	8,930	471,325
AOL	9,559 [a]	226,644
Apple	8,063 [a]	2,600,801
BMC Software	10,460 [a]	493,084
Cree	8,780 [a,b]	578,514
F5 Networks	3,300 [a]	429,528
Google, Cl. A	2,553 [a]	1,516,405
Informatica	6,850 [a]	301,606

The Fund	11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Information Technology (continued)
International Business Machines	9,960	1,461,730
Microsoft	27,767	775,255
NetApp	9,000 [a]	494,640
Oracle	43,030	1,346,839
Paychex	25,570	790,369
QUALCOMM	40,830	2,020,677
Salesforce.com	2,580 [a]	340,560
Teradata	12,410 [a]	510,796
Trimble Navigation	11,980 [a]	478,361
VMware, Cl. A	4,760 [a]	423,212
		15,654,154
Materials—4.9%
Air Products & Chemicals	11,430	1,039,558
Crown Holdings	9,700 [a]	323,786
Dow Chemical	12,410	423,677
Freeport-McMoRan Copper & Gold	12,417	1,491,158
Mosaic	7,230	552,083
Packaging Corp. of America	14,210	367,186
		4,197,448
Telecommunication Services—3.6%
AT&T	31,230	917,537
Vodafone Group, ADR	45,760	1,209,437
Windstream	72,750 [b]	1,014,135
		3,141,109
Utilities—.6%
Entergy	4,870	344,943
Questar	10,930 [c]	190,291
		535,234
Total Common Stocks
(cost $69,998,006)		85,013,308

Preferred Stocks—.2%
Consumer Discretionary
General Motors, Conv., Ser. B
(cost $192,322)	3,700	200,207

12

Other Investment—1.0%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $874,000)	874,000 [d]	874,000

Investment of Cash Collateral
for Securities Loaned—4.0%
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $3,432,688)	3,432,688 [d]	3,432,688

Total Investments (cost $74,497,016)	103.9%	89,520,203
Liabilities, Less Cash and Receivables	(3.9%)	(3,341,187)
Net Assets	100.0%	86,179,016

ADR—American Depository Receipts
a Non-income producing security.
b Security, or portion thereof, on loan.At December 31, 2010, the market value of the fund’s securities on loan was
$3,336,032 and the market value of the collateral held by the fund was $3,432,688.
c Held by a broker as collateral for open options written.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Information Technology	18.2	Consumer Staples	8.3
Consumer Discretionary	16.5	Money Market Investments	5.0
Financial	13.3	Materials	4.9
Industrial	12.3	Telecommunication Services	3.6
Energy	11.0	Utilities	.6
Health Care	10.2		103.9

† Based on net assets.
See notes to financial statements.

The Fund	13

STATEMENT OF OPTIONS WRITTEN
December 31, 2010

	Number of
	Contracts	Value ($)
Call Options;
Questar,
January 2011 @ $19
(premiums received $2,616)	109 [a]	(1,090)

a Non-income producing security.
See notes to financial statements.

14

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $3,336,032)—Note 1(b):
Unaffiliated issuers	70,190,328	85,213,515
Affiliated issuers	4,306,688	4,306,688
Cash		53,512
Receivable for investment securities sold		466,862
Dividends receivable		167,893
Prepaid expenses		3,893
		90,212,363
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		60,839
Liability for securities on loan—Note 1(b)		3,432,688
Payable for investment securities purchased		431,873
Payable for shares of Beneficial Interest redeemed		57,762
Outstanding options written, at value (premiums received
$2,616)—See Statement of Options Written—Note 4		1,090
Accrued expenses		49,095
		4,033,347
Net Assets ($)		86,179,016
Composition of Net Assets ($):
Paid-in capital		98,127,359
Accumulated undistributed investment income—net		51,989
Accumulated net realized gain (loss) on investments		(27,025,045)
Accumulated net unrealized appreciation (depreciation)
on investments and options transactions		15,024,713
Net Assets ($)		86,179,016

Net Asset Value Per Share
	Initial Shares	Service Shares
Net Assets ($)	77,150,784	9,028,232
Shares Outstanding	3,904,455	456,585
Net Asset Value Per Share ($)	19.76	19.77

See notes to financial statements.

The Fund	15

STATEMENT OF OPERATIONS
Year Ended December 31, 2010

Investment Income ($):
Income:
Cash dividends (net of $1,122 foreign taxes withheld at source):
Unaffiliated issuers	1,769,764
Affiliated issuers	991
Income from securities lending—Note 1(b)	1,452
Total Income	1,772,207
Expenses:
Investment advisory fee—Note 3(a)	652,276
Professional fees	45,480
Distribution fees—Note 3(b)	22,687
Prospectus and shareholders’ reports	21,727
Custodian fees—Note 3(b)	18,443
Trustees’ fees and expenses—Note 3(c)	7,857
Shareholder servicing costs—Note 3(b)	2,991
Loan commitment fees—Note 2	1,601
Interest expense—Note 2	1,013
Miscellaneous	10,224
Total Expenses	784,299
Less—reduction in fees due to earnings credits—Note 3(b)	(4)
Net Expenses	784,295
Investment Income—Net	987,912
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	11,795,990
Net realized gain (loss) on options transactions	11,872
Net Realized Gain (Loss)	11,807,862
Net unrealized appreciation (depreciation) on investments	1,280,552
Net unrealized appreciation (depreciation) on options transactions	5,112
Net Unrealized Appreciation (Depreciation)	1,285,664
Net Realized and Unrealized Gain (Loss) on Investments	13,093,526
Net Increase in Net Assets Resulting from Operations	14,081,438

See notes to financial statements.

16

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009
Operations ($):
Investment income—net	987,912	1,071,738
Net realized gain (loss) on investments	11,807,862	(4,232,643)
Net unrealized appreciation
(depreciation) on investments	1,285,664	24,422,349
Net Increase (Decrease) in Net Assets
Resulting from Operations	14,081,438	21,261,444
Dividends to Shareholders from ($):
Investment income—net:
Initial Shares	(902,514)	(978,044)
Service Shares	(82,430)	(98,191)
Total Dividends	(984,944)	(1,076,235)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	2,666,633	2,644,559
Service Shares	182,777	190,779
Dividends reinvested:
Initial Shares	902,514	978,044
Service Shares	82,430	98,191
Cost of shares redeemed:
Initial Shares	(21,275,606)	(12,372,763)
Service Shares	(2,655,475)	(2,454,340)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(20,096,727)	(10,915,530)
Total Increase (Decrease) in Net Assets	(7,000,233)	9,269,679
Net Assets ($):
Beginning of Period	93,179,249	83,909,570
End of Period	86,179,016	93,179,249
Undistributed investment income—net	51,989	49,021

The Fund	17

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31,
	2010	2009
Capital Share Transactions:
Initial Shares
Shares sold	150,055	191,453
Shares issued for dividends reinvested	50,634	70,119
Shares redeemed	(1,229,028)	(899,770)
Net Increase (Decrease) in Shares Outstanding	(1,028,339)	(638,198)
Service Shares
Shares sold	10,621	13,743
Shares issued for dividends reinvested	4,597	7,128
Shares redeemed	(151,113)	(180,860)
Net Increase (Decrease) in Shares Outstanding	(135,895)	(159,989)

See notes to financial statements.

18

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,
Initial Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	16.86	13.27	25.42	24.79	21.82
Investment Operations:
Investment income—net[a]	.20	.19	.13	.19	.18
Net realized and unrealized
gain (loss) on investments	2.91	3.59	(9.53)	1.79	2.97
Total from Investment Operations	3.11	3.78	(9.40)	1.98	3.15
Distributions:
Dividends from
investment income—net	(.21)	(.19)	(.13)	(.19)	(.18)
Dividends from net realized
gain on investments	—	—	(2.62)	(1.16)	—
Total Distributions	(.21)	(.19)	(2.75)	(1.35)	(.18)
Net asset value, end of period	19.76	16.86	13.27	25.42	24.79
Total Return (%)	18.61	28.79	(40.41)	8.44	14.51
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.88	.88	.85	.81	.84
Ratio of net expenses
to average net assets	.88	.84	.85	.81	.83
Ratio of net investment income
to average net assets	1.16	1.32	.66	.76	.78
Portfolio Turnover Rate	82.26	113.45	134.81	71.85	124.50
Net Assets, end of period
($ x 1,000)	77,151	83,182	73,919	149,445	168,965

a Based on average shares outstanding at each month end.
See notes to financial statements.

The Fund	19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended December 31,
Service Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	16.87	13.28	25.43	24.80	21.83
Investment Operations:
Investment income—net[a]	.16	.15	.08	.14	.14
Net realized and unrealized
gain (loss) on investments	2.91	3.59	(9.53)	1.79	2.97
Total from Investment Operations	3.07	3.74	(9.45)	1.93	3.11
Distributions:
Dividends from
investment income—net	(.17)	(.15)	(.08)	(.14)	(.14)
Dividends from net realized
gain on investments	—	—	(2.62)	(1.16)	—
Total Distributions	(.17)	(.15)	(2.70)	(1.30)	(.14)
Net asset value, end of period	19.77	16.87	13.28	25.43	24.80
Total Return (%)	18.29	28.44	(40.53)	8.19	14.31
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.13	1.13	1.10	1.06	1.09
Ratio of net expenses
to average net assets	1.13	1.09	1.10	1.00	1.00
Ratio of net investment income
to average net assets	.91	1.08	.40	.55	.61
Portfolio Turnover Rate	82.26	113.45	134.81	71.85	124.50
Net Assets, end of period
($ x 1,000)	9,028	9,997	9,990	21,294	19,213

a Based on average shares outstanding at each month end.
See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Variable Investment Fund (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open end management investment company, operating as a series company currently offering seven series, including the Growth and Income Portfolio (the “fund”).The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The fund is a non-diversified series.The fund’s investment objective is to provide long-term capital growth, current income and growth of income, consistent with reasonable investment risk. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary ofThe Bank of NewYork Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan, the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”)

The Fund	21

NOTES TO FINANCIAL STATEMENTS (continued)

under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board ofTrustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board ofTrustees, certain factors may be considered such as: fundamental ana-

22

lytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Options traded over-the-counter are valued at the mean between the bid and asked price. Options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The Fund	23

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	83,368,092	—	—	83,368,092
Equity Securities—
Foreign†	1,845,423	—	—	1,845,423
Mutual Funds	4,306,688	—	—	4,306,688
Liabilities ($)
Other Financial
Instruments:
Options Written	(1,090)	—	—	(1,090)
† See Statement of Investments for additional detailed categorizations.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at December 31, 2010.The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measure-

24

ments. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended December 31, 2010,The Bank of NewYork Mellon earned $622 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The Fund	25

NOTES TO FINANCIAL STATEMENTS (continued)

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended December 31, 2010 were as follows:

Affiliated
Investment	Value			Value	Net
Company	12/31/2009 ($)	Purchases ($)	Sales ($)	12/31/2010 ($) Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	340,000	14,782,000	14,248,000	874,000	1.0
Dreyfus
Institutional
Cash
Advantage
Fund	2,068,498	20,384,085	19,019,895	3,432,688	4.0
Total	2,408,498	35,166,085	33,267,895	4,306,688	5.0

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. The fund declares and pays dividends from investment income-net on a quarterly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund rec-

26

ognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended December 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2010, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $48,565, accumulated capital losses $26,755,443 and unrealized appreciation $14,758,535.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2010. If not applied, $17,025,805 of the carryover expires in fiscal 2016 and $9,729,638 expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2010 and December 31, 2009, were as follows: ordinary income $984,944 and $1,076,235, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The Fund	27

NOTES TO FINANCIAL STATEMENTS (continued)

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2010 was approximately $70,100 with related weighted average annualized interest rate of 1.44%

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2010, Service shares were charged $22,687 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2010, the fund was charged $439 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services

28

related to fund subscriptions and redemptions. During the period ended December 31, 2010, the fund was charged $73 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $4.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2010, the fund was charged $18,443 pursuant to the custody agreement.

During the period ended December 31, 2010, the fund was charged $6,243 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $54,564, Rule 12b-1 distribution plan fees $1,912, custodian fees $2,560, chief compliance officer fees $1,728 and transfer agency per account fees $75.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and options transactions, during the period ended December 31, 2010, amounted to $70,432,328 and $90,949,607, respectively.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting.

The Fund	29

NOTES TO FINANCIAL STATEMENTS (continued)

Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.

Options: The fund purchases and writes (sells) put and call options to hedge against changes in the values of equities, or as a substitute for an investment.The fund is subject to market risk in the course of pursuing its investment objectives through its investments in options contracts.A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument decreases between those dates.

30

As a writer of an option, the fund has no control over whether the underlying securities may be sold (called) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.There is a risk of loss from a change in value of such options which may exceed the related premiums received. One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by the fund. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The following summarizes the fund’s call/put options written for the period ended December 31, 2010:

			Options Terminated
	Number of	Premiums		Net Realized
Options Written:	Contracts	Received ($)	Cost ($)	Gain ($)
Contracts outstanding
December 31, 2009	60	13,214
Contracts written	305	21,625
Contracts terminated:
Contracts closed	187	26,006	20,351	5,655
Contracts expired	69	6,217	—	6,217
Total contracts terminated	256	32,223	20,351	11,872
Contracts Outstanding
December 31, 2010	109	2,616

The following summarizes the average market value of derivatives outstanding during the period ended December 31, 2010:

Average Market Value ($)
Equity options contracts written	3,142

At December 31, 2010, the cost of investments for federal income tax purposes was $74,763,194; accordingly, accumulated net unrealized appreciation on investments was $14,757,009, consisting of $15,763,485 gross unrealized appreciation and $1,006,476 gross unrealized depreciation.

The  Fund 31

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Variable Investment Fund, Growth and Income Portfolio

We have audited the accompanying statement of assets and liabilities, including the statements of investments and options written, of Dreyfus Variable Investment Fund, Growth and Income Portfolio (one of the series comprising Dreyfus Variable Investment Fund) as of December 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Growth and Income Portfolio at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 10, 2011

32

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 2010 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in early 2011 of the percentage applicable to the preparation of their 2010 income tax returns.

The Fund	33

BOARD MEMBERS INFORMATION (Unaudited)

## Joseph S. DiMartino (67)
## Chairman of the Board (1995)

*Principal Occupation During Past 5 Years:*
- Corporate Director and Trustee

*Other Public Company Board Memberships During Past 5 Years:*
- CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
- The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
- Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)

*No. of Portfolios for which Board Member Serves:* 169

---

## Peggy C. Davis (67)
## Board Member (2006)

*Principal Occupation During Past 5 Years:*
- Shad Professor of Law, New York University School of Law
- Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

*No. of Portfolios for which Board Member Serves:* 51

---

## David P. Feldman (71)
## Board Member (1994)

*Principal Occupation During Past 5 Years:*
- Corporate Director and Trustee

*Other Public Company Board Memberships During Past 5 Years:*
- BBH Mutual Funds Group (4 registered mutual funds), Director (1992-present)
- QMed, Inc. a healthcare company, Director (1999-2007)

*No. of Portfolios for which Board Member Serves:* 48

34

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 169 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 169 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 63 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 36 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Manager since February 1984.

36

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since June 1989.

The Fund	37

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 194 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 53 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

NATALIA GRIBAS, Anti-Money Laundering Compliance Officer since July 2010.

Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 190 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Distributor since September 2008.

38

NOTES

# For More Information

**Dreyfus Variable Investment Fund, Growth and Income Portfolio**
200 Park Avenue
New York, NY 10166

**Investment Adviser**

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

**Custodian**

The Bank of New York Mellon
One Wall Street
New York, NY 10286

**Transfer Agent & Dividend Disbursing Agent**

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

**Distributor**

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

**Telephone** 1-800-554-4611 or 1-516-338-3300

**Mail** The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Investments Division

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2011 MBSC Securities Corporation

0108AR1210

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
18	Financial Highlights
20	Notes to Financial Statements
31	Report of Independent Registered Public Accounting Firm
32	Important Tax Information
33	Board Members Information
35	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus Variable Investment Fund,
International Equity Portfolio

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Variable Investment Fund, International Equity Portfolio, covering the 12-month period from January 1, 2010, through December 31, 2010.

Although 2010 proved to be a volatile year for stocks, the reporting period ended with a sustained market rally that produced above-average returns across most market-cap segments for the calendar year. Investors’ early concerns regarding sovereign debt issues in Europe and stubbornly high unemployment in the United States later gave way to optimism that massive economic stimulus programs, robust growth in the world’s emerging markets, a strong holiday retail season and rising corporate earnings signaled better economic times ahead.

We are aware that stocks have recently reached higher valuations, and that any new economic setbacks could result in market volatility as investors adjust their expectations. Nonetheless, we see potential value in many segments of the equity market. For example, investors in volatile markets may turn to high-quality stocks of U.S. companies with track records of consistent growth in a variety of economic climates, and international equities could benefit from a declining U.S. dollar and potentially higher growth opportunities abroad.With 2011 now upon us, we suggest talking to your financial advisor, who can help you identify potential opportunities and suggest strategies suitable for your individual needs in today’s market environment.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 18, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2010, through December 31, 2010, as provided by Jon Bell, Portfolio Manager, Newton Capital Management Limited, Sub-Investment Adviser

Fund and Market Performance Overview

For the 12-month period ended December 31, 2010, Dreyfus Variable Investment Fund, International Equity Portfolio, produced a total return of 10.03% for its Initial shares, and its Service shares produced a total return of 9.74%.1 This compares with a 7.75% return for the fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE Index”), for the same period.2 Despite several stubborn headwinds and heightened market volatility over the first half of 2010, increased confidence in a recovering global economy lifted international stocks later in the year.The fund produced higher returns than its benchmark, primarily due to the success of our security selection strategy in the financials, materials and energy sectors.

The Fund’s Investment Approach

The fund seeks capital growth by investing primarily in stocks of foreign companies.

The process of identifying investment ideas begins by identifying a core list of investment themes.These (typically global) themes are based primarily on observable economic, industrial or social trends that Newton believes will positively affect certain markets, industries or companies, and these ideas help us to identify areas of investment opportunity and risk. Such themes currently include all change, which asserts that the bursting of the credit bubble heralds a number of structural changes in economies and financial markets (and provides the rationale for the portfolio’s underweighted exposure to the financial sector). Elsewhere, the networked world theme identifies the opportunities inherent in the growth of information technology networks around the world.

When choosing stocks, we consider trends in economic variables, such as gross domestic product, inflation and interest rates; investment themes, such as new technologies and globalization; the relative values of equities, bonds and cash; company fundamentals; and long-term trends in currency movements.Within markets and sectors determined

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

to be relatively attractive, we seek what we believe are attractively priced companies that possess a sustainable competitive advantage in their market or sector. Securities are generally sold when themes or strategies change, when we determine that the company’s prospects have changed, or when a stock becomes fully valued by the market.

Global Markets Rebounded in a Late Rally

The year 2010 proved to be a volatile one for the global economy and financial markets. Although many nations had emerged from recession when the year began, several challenges continued to weigh on investor sentiment. Chief among them was a sovereign debt crisis in Europe, where Greece and, later, Ireland found themselves unable to finance heavy debt loads. In response, a number of governments adopted austerity budgets that threatened to dampen an already sluggish regional rebound. Meanwhile, inflationary pressures in China triggered concerns about a major engine of global growth, and high unemployment and troubled housing markets weighed on the U.S. economy. Consequently, international stocks declined sharply in the spring.

Over the summer, however, evidence emerged that these economic concerns might have been overblown. Most European banks passed a series of “stress tests,” corporate earnings climbed, mergers-and-acquisitions activity intensified, commodity prices rose, and major central banks implemented new programs to ease monetary policy. These developments bolstered investor sentiment, and stocks in most markets rallied, ending the year with respectable gains.

Security Selections Boosted Fund’s Results

The fund achieved particularly attractive results in the financials sector, where we focused on banks with little exposure to troubled loans. For example, the fund avoided weakness in Spain’s Banco Santander but participated in gains in Banco Santander-Chile. Japan’s Sumitomo Mitsui Financial Group rallied from depressed levels when it announced that it had no need to raise new capital, and Bangkok Bank and Bank of Ayudhya inThailand prospered despite local political unrest. Swiss banking giant UBS rebounded following more certainty on capital levels and the easing of fears regarding the proposed settlement on tax evasion.

The fund’s investments in the materials and energy sectors generally benefited from higher commodity prices in 2010. In addition, U.K. energy producer Bowleven reported significant oil discoveries, and

4

Canada’s Potash Corp. of Saskatchewan received a takeover offer that unlocked its intrinsic value.

Disappointments during 2010 included French defense contractor Thales, which suffered amid government budget cutbacks and problems related to contracts signed under previous management. Japanese investment bank Nomura Holdings struggled as it attempted to expand in the United States.

Finding Opportunities in Changing Markets

We expect the global economic recovery to persist, with generally sluggish growth in developed markets and more robust expansion in emerging markets. Moreover, in our view, business fundamentals are likely to vary from one market to another, suggesting that selectivity will be key to success in 2011.Therefore, we have intensified our focus on companies that appear poised for earnings growth either stemming from or despite global deleveraging activity, potential inflationary pressures, and the realignment of capital flows between developed and emerging markets.

January 18, 2011

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.These risks are enhanced in emerging markets countries.
The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund
directly.A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.
2	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Europe,Australasia, Far
East (MSCI EAFE) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Investors cannot invest directly in any index.

The Fund	5

FUND PERFORMANCE

Average Annual Total Returns as of 12/31/10
	1 Year	5 Years	10 Years
Initial shares	10.03%	2.84%	3.41%
Service shares	9.74%	2.58%	3.14%
Morgan Stanley Capital International
Europe, Australasia, Far East Index	7.75%	2.46%	3.50%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Variable Investment Fund, International Equity Portfolio on 12/31/00 to a $10,000 investment made in the Morgan Stanley Capital International Europe,Australasia, Far East Index (the “Index”) on that date.

6

The fund’s Initial shares are not subject to a Rule 12b-1 fee.The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph takes into account all applicable fund fees and expenses.The Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries and includes net dividends reinvested. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Variable Investment Fund, International Equity Portfolio from July 1, 2010 to December 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2010
	Initial Shares	Service Shares
Expenses paid per $1,000†	$ 5.81	$ 7.22
Ending value (after expenses)	$1,239.80	$1,237.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2010
	Initial Shares	Service Shares
Expenses paid per $1,000†	$ 5.24	$ 6.51
Ending value (after expenses)	$1,020.01	$1,018.75

† Expenses are equal to the fund’s annualized expense ratio of 1.03% for Initial Shares and 1.28% for Service Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
December 31, 2010

Common Stocks—98.9%	Shares	Value ($)
Australia—7.7%
AMP	102,763	556,010
MacArthur Coal	36,281	474,984
Newcrest Mining	26,936	1,114,126
QBE Insurance Group	34,569	641,732
Santos	44,706	601,287
White Energy	171,406 [a]	603,079
Woodside Petroleum	6,223	270,889
WorleyParsons	17,310	473,422
		4,735,529
Belgium—1.1%
Anheuser-Busch InBev	11,383	651,040
Brazil—4.4%
Banco Santander Brasil, ADR	58,872	800,659
Hypermarcas	49,911 [a]	677,407
Natura Cosmeticos	16,294	468,109
Rossi Residencial	40,890	364,315
Tele Norte Leste Participacoes, ADR	25,647	377,011
		2,687,501
Canada—4.4%
Barrick Gold	12,100	646,437
Potash Corporation of Saskatchewan	6,560	1,019,000
Yamana Gold	78,378	1,006,625
		2,672,062
China—1.7%
Mindray Medical International, ADR	11,577	305,633
Sands China	340,800 [a]	748,876
		1,054,509
France—4.6%
Air Liquide	4,010	507,138
BNP Paribas	8,908	566,742
L’Oreal	4,632	514,247
Thales	13,428	469,862
Total	14,271	756,144
		2,814,133

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Germany—4.2%
Bayer	12,349	912,565
Fresenius Medical Care & Co.	8,560	494,499
Gerry Weber International	8,007	393,219
K+S	10,381	781,838
		2,582,121
Hong Kong—6.2%
AIA Group	68,400	192,278
Belle International Holdings	236,000	398,960
GOME Electrical Appliances Holdings	1,202,000 [a]	432,997
Hongkong Land Holdings	84,000	606,480
Huabao International Holdings	305,000	493,632
Jardine Matheson Holdings	16,000	704,000
Man Wah Holdings	391,567	635,752
New World Development	180,000	338,102
		3,802,201
Japan—24.2%
Asahi Breweries	36,800	712,975
Canon	9,300	482,239
Canon Marketing Japan	28,000	398,670
DON Quijote	16,100	490,397
Fast Retailing	2,200	350,363
Fuji Machine Manufacturing	17,500	347,025
INPEX	127	743,792
JFE Holdings	15,500	539,894
Lawson	9,900	489,574
Makita	16,000	654,268
Mitsubishi	31,000	839,241
Nintendo	1,800	528,316
Nomura Holdings	118,300	750,394
Otsuka Holdings	14,600 [a]	359,650
Santen Pharmaceutical	14,700	510,580
Softbank	20,700	716,686
Sony	24,800	894,071
Sumco	27,916 [a]	398,849

10

Common Stocks (continued)	Shares	Value ($)
Japan (continued)
Sumitomo Mitsui Financial Group	44,300	1,577,973
Toshiba	113,000	615,174
Towa Pharmaceutical	13,000	722,133
Toyota Motor	42,900	1,701,416
		14,823,680
Luxembourg—.7%
Millicom International Cellular, SDR	4,294	412,440
Norway—.8%
DnB NOR	34,433	483,297
Philippines—.6%
Energy Development	2,734,900	366,443
Poland—.7%
Telekomunikacja Polska	76,142	420,525
Singapore—2.1%
DBS Group Holdings	61,500	686,235
Straits Asia Resources	300,000	582,070
		1,268,305
South Africa—.6%
MTN Group	19,606	400,067
Spain—1.7%
Amadeus IT Holding, Cl. A	19,428	407,081
Telefonica	27,533	624,186
		1,031,267
Switzerland—11.7%
Actelion	9,687 [a]	530,454
Bank Sarasin & Cie, Cl. B	12,676	577,538
Lonza Group	3,554	284,890
Nestle	22,957	1,344,274
Novartis	18,070	1,061,975
Roche Holding	9,868	1,445,899
Syngenta	2,793	816,990
Transocean	5,825 [a]	399,028
Zurich Financial Services	2,816	729,449
		7,190,497

The Fund	11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Thailand—3.0%
Bangkok Bank	112,100	567,101
Bank of Ayudhya	1,031,200	880,856
PTT	38,200	405,507
		1,853,464
Turkey—.7%
Turkcell Iletisim Hizmet, ADR	26,265	449,919
United Kingdom—17.8%
Anglo American	28,010	1,456,616
Associated British Foods	32,481	598,068
BG Group	30,655	619,409
BHP Billiton	45,391	1,805,308
Bowleven	107,362 [a]	634,397
British American Tobacco	22,731	873,056
Bunzl	28,789	322,720
Cable & Wireless Communications	453,165	342,876
Cable & Wireless Worldwide	313,511	321,136
Carnival	10,895	506,531
GlaxoSmithKline	46,205	893,268
ICAP	97,945	816,972
Imagination Technologies Group	21,284 [a]	119,660
Lloyds Banking Group	349,183 [a]	357,676
Standard Chartered	19,589	526,985
Vodafone Group	273,602	707,253
		10,901,931
Total Common Stocks
(cost $50,062,777)		60,600,931

12

Preferred Stocks—1.0%		Shares	Value ($)
Brazil
Petroleo Brasileiro
(cost $618,376)		37,971	624,234

Total Investments (cost $50,681,153)		99.9%	61,225,165
Cash and Receivables (Net)		.1%	37,059
Net Assets		100.0%	61,262,224

ADR—American Depository Receipts
SDR—Swedish Depository Receipts
a Non-income producing security.

Portfolio Summary (Unaudited)†
	Value (%)		Value (%)
Materials	21.3	Consumer Services	5.6
Financial	19.0	Industrial	5.4
Consumer Goods	18.0	Technology	2.9
Health Care	10.3	Utilities	.6
Oil & Gas	9.0
Telecommunications	7.8		99.9

† Based on net assets.
See notes to financial statements.

The Fund	13

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	50,681,153	61,225,165
Cash		47,827
Cash denominated in foreign currencies	16,515	16,651
Dividends and interest receivable		164,061
Receivable for investment securities sold		78,622
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4		20,913
Receivable for shares of Beneficial Interest subscribed		2,121
Prepaid expenses		3,929
		61,559,289
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		63,260
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4		101,390
Payable for investment securities purchased		51,105
Payable for shares of Beneficial Interest redeemed		39,551
Accrued expenses		41,759
		297,065
Net Assets ($)		61,262,224
Composition of Net Assets ($):
Paid-in capital		70,263,905
Accumulated undistributed investment income—net		581,118
Accumulated net realized gain (loss) on investments		(20,052,054)
Accumulated net unrealized appreciation (depreciation) on
investments and foreign currency transactions		10,469,255
Net Assets ($)		61,262,224

Net Asset Value Per Share
	Initial Shares	Service Shares
Net Assets ($)	47,443,275	13,818,949
Shares Outstanding	2,886,714	842,091
Net Asset Value Per Share ($)	16.44	16.41
See notes to financial statements.

14

STATEMENT OF OPERATIONS
Year Ended December 31, 2010

Investment Income ($):
Income:
Cash dividends (net of $106,051 foreign taxes withheld at source):
Unaffiliated issuers	1,453,058
Affiliated issuers	809
Interest	630
Total Income	1,454,497
Expenses:
Investment advisory fee—Note 3(a)	429,613
Custodian fees—Note 3(b)	85,838
Professional fees	40,531
Distribution fees—Note 3(b)	32,614
Prospectus and shareholders’ reports	25,533
Trustees’ fees and expenses—Note 3(c)	5,886
Shareholder servicing costs—Note 3(b)	2,945
Loan commitment fees—Note 2	1,178
Interest expense—Note 2	153
Miscellaneous	17,358
Total Expenses	641,649
Less—reduction in fees due to earnings credits—Note 3(b)	(3)
Net Expenses	641,646
Investment Income—Net	812,851
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	1,570,180
Net realized gain (loss) on forward foreign currency exchange contracts	(333,103)
Net Realized Gain (Loss)	1,237,077
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	3,832,286
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	(257,857)
Net Unrealized Appreciation (Depreciation)	3,574,429
Net Realized and Unrealized Gain (Loss) on Investments	4,811,506
Net Increase in Net Assets Resulting from Operations	5,624,357

See notes to financial statements.

The Fund	15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009
Operations ($):
Investment income—net	812,851	1,065,978
Net realized gain (loss) on investments	1,237,077	(7,578,794)
Net unrealized appreciation
(depreciation) on investments	3,574,429	18,304,788
Net Increase (Decrease) in Net Assets
Resulting from Operations	5,624,357	11,791,972
Dividends to Shareholders from ($):
Investment income—net:
Initial Shares	(739,691)	(1,559,455)
Service Shares	(194,723)	(448,204)
Total Dividends	(934,414)	(2,007,659)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	4,924,552	6,141,934
Service Shares	1,706,809	1,743,967
Dividends reinvested:
Initial Shares	739,691	1,559,455
Service Shares	194,723	448,204
Cost of shares redeemed:
Initial Shares	(7,378,266)	(7,101,025)
Service Shares	(2,773,022)	(2,418,526)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	(2,585,513)	374,009
Total Increase (Decrease) in Net Assets	2,104,430	10,158,322
Net Assets ($):
Beginning of Period	59,157,794	48,999,472
End of Period	61,262,224	59,157,794
Undistributed investment income—net	581,118	741,624

16

	Year Ended December 31,
	2010	2009
Capital Share Transactions:
Initial Shares
Shares sold	342,485	481,209
Shares issued for dividends reinvested	49,019	145,065
Shares redeemed	(500,686)	(560,090)
Net Increase (Decrease) in Shares Outstanding	(109,182)	66,184
Service Shares
Shares sold	117,507	130,075
Shares issued for dividends reinvested	12,904	41,694
Shares redeemed	(188,040)	(187,243)
Net Increase (Decrease) in Shares Outstanding	(57,629)	(15,474)
See notes to financial statements.

The Fund	17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,
Initial Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	15.19	12.75	23.12	20.08	16.41
Investment Operations:
Investment income—net[a]	.22	.28	.30	.29	.22
Net realized and unrealized
gain (loss) on investments	1.28	2.71	(9.70)	3.10	3.59
Total from Investment Operations	1.50	2.99	(9.40)	3.39	3.81
Distributions:
Dividends from investment income—net	(.25)	(.55)	(.34)	(.35)	(.14)
Dividends from net realized
gain on investments	—	—	(.63)	—	—
Total Distributions	(.25)	(.55)	(.97)	(.35)	(.14)
Net asset value, end of period	16.44	15.19	12.75	23.12	20.08
Total Return (%)	10.03	25.26	(42.22)	17.12	23.31
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.06	1.12	1.10	1.03	1.03
Ratio of net expenses
to average net assets	1.06	1.12	1.08	.98	.97
Ratio of net investment income
to average net assets	1.47	2.12	1.62	1.37	1.19
Portfolio Turnover Rate	63.67	104.15	99.61	113.77	98.92
Net Assets, end of period ($ x 1,000)	47,443	45,507	37,360	70,923	59,561

a Based on average shares outstanding at each month end.
See notes to financial statements.

18

		Year Ended December 31,
Service Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	15.17	12.72	23.06	20.05	16.39
Investment Operations:
Investment income—net[a]	.18	.25	.24	.22	.16
Net realized and unrealized
gain (loss) on investments	1.28	2.71	(9.66)	3.11	3.61
Total from Investment Operations	1.46	2.96	(9.42)	3.33	3.77
Distributions:
Dividends from investment income—net	(.22)	(.51)	(.29)	(.32)	(.11)
Dividends from net realized
gain on investments	—	—	(.63)	—	—
Total Distributions	(.22)	(.51)	(.92)	(.32)	(.11)
Net asset value, end of period	16.41	15.17	12.72	23.06	20.05
Total Return (%)	9.74	24.89	(42.36)	16.84	23.06
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.31	1.37	1.35	1.28	1.28
Ratio of net expenses
to average net assets	1.31	1.37	1.34	1.23	1.21
Ratio of net investment income
to average net assets	1.23	1.91	1.33	1.02	.90
Portfolio Turnover Rate	63.67	104.15	99.61	113.77	98.92
Net Assets, end of period ($ x 1,000)	13,819	13,651	11,639	18,607	9,716

a Based on average shares outstanding at each month end.
See notes to financial statements.

The Fund	19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Variable Investment Fund (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company currently offering seven series, including the International Equity Portfolio (the “fund”). The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The fund is a non-diversified series.The fund’s investment objective is to seek capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Capital Management Limited (“Newton”) serves as the fund’s sub-investment adviser. Newton is also a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold without a sales charge.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized

20

by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the

The Fund	21

NOTES TO FINANCIAL STATEMENTS (continued)

Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

22

The following is a summary of the inputs used as of December 31, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Foreign†	61,225,165	—	—	61,225,165
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	20,913	—	20,913
Liabilities ($)
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	(101,390)	—	(101,390)

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized appreciation (depreciation) at period end.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at December 31, 2010. The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements.These new and revised disclosures are required to be implemented for fiscal years

The Fund	23

NOTES TO FINANCIAL STATEMENTS (continued)

beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

24

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended December 31, 2010 were as follows:

Affiliated
Investment	Value			Value	Net
Company	12/31/2009 ($)	Purchases ($)	Sales ($)	12/31/2010 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	625,000	11,285,000	11,910,000	—	—

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

The Fund	25

NOTES TO FINANCIAL STATEMENTS (continued)

Each of the tax years in the four-year period ended December 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2010, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,173,316, accumulated capital losses $19,287,879 and unrealized appreciation $9,112,882.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2010. If not applied, $7,477,880 of the carryover expires in fiscal 2016 and $11,809,999 expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2010 and December 31, 2009, were as follows: ordinary income $934,414 and $2,007,659, respectively.

During the period ended December 31, 2010, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency exchange gains and losses and passive foreign investment companies, the fund decreased accumulated undistributed investment income-net by $38,943 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

26

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2010 was approximately $11,000, with a related weighted average annualized interest rate of 1.40%.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between Dreyfus and Newton, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the fund’s average daily net assets, computed at the following annual rates:

Average Net Assets
0 up to $100 million	.35%
$100 million up to $1 billion	.30%
$1 billion up to $1.5 billion	.26%
In excess of $1.5 billion	.20%

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25% of the value of Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2010, Service shares were charged $32,614 pursuant to the Plan.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the

The Fund	27

NOTES TO FINANCIAL STATEMENTS (continued)

period ended December 31, 2010, the fund was charged $241 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended December 31, 2010, the fund was charged $42 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $3.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2010, the fund was charged $85,838 pursuant to the custody agreement.

During the period ended December 31, 2010, the fund was charged $6,243 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $38,441, Rule 12b-1 distribution plan fees $2,880, custodian fees $20,171, chief compliance officer fees $1,728 and transfer agency per account fees $40.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the

28

period ended December 31, 2010, amounted to $35,814,314 and $38,191,053, respectively.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized gain or loss which occurred during the period is reflected in the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited

The Fund	29

NOTES TO FINANCIAL STATEMENTS (continued)

               to the unrealized gain on each open contract.The following summarizes open forward contracts at December 31, 2010:

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)
Purchases:
British Pound,
Expiring 1/14/2011	349,575	548,533	544,962	(3,571)
Japanese Yen,
Expiring 1/14/2011	47,796,000	567,884	588,786	20,902
Sales:		Proceeds($)
British Pound,
Expiring 1/4/2011	15,797	24,390	24,629	(239)
British Pound,
Expiring 1/14/2011	368,100	567,885	573,842	(5,957)
Euro,
Expiring 1/4/2011	17,393	23,254	23,243	11
Hong Kong Dollar,
Expiring 1/4/2011	54,270	6,981	6,982	(1)
Japanese Yen,
Expiring 1/14/2011	47,796,000	548,533	588,786	(40,253)
Japanese Yen,
Expiring 5/13/2011	171,188,000	2,060,537	2,111,826	(51,289)
Swiss Franc,
Expiring 1/3/2011	10,328	11,007	11,047	(40)
Swiss Franc,
Expiring 1/4/2011	15,528	16,567	16,607	(40)
Gross Unrealized Appreciation				20,913
Gross Unrealized Depreciation				(101,390)

The following summarizes the average market value of derivatives out-
standing during the period ended December 31, 2010:

			Average Market Value ($)
Forward Contracts			12,956,262

At December 31, 2010, the cost of investments for federal income tax purposes was $52,117,695; accordingly, accumulated net unrealized appreciation on investments was $9,107,470, consisting of $11,650,094 gross unrealized appreciation and $2,542,624 gross unrealized depreciation.

30

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Variable Investment Fund, International Equity Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, International Equity Portfolio (one of the series comprising Dreyfus Variable Investment Fund) as of December 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, International Equity Portfolio at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 10, 2011

The Fund	31

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries.Accordingly, the fund hereby makes the following designations regarding its fiscal year ended December 31, 2010:

—the total amount of taxes paid to foreign countries was $106,051

—the total amount of income sourced from foreign countries was $1,559,109.

Where required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2010 calendar year with Form 1099-DIV which will be mailed in early 2011.

32

BOARD MEMBERS INFORMATION (Unaudited) *(continued)*

## Ehud Houminer (70)
## Board Member (2006)

*Principal Occupation During Past 5 Years:*
- Executive-in-Residence at the Columbia Business School, Columbia University

*Other Public Company Board Memberships During Past 5 Years:*
- Avnet Inc., an electronics distributor, Director (1993-present)

*No. of Portfolios for which Board Member Serves:* 62

———————

## Dr. Martin Peretz (71)
## Board Member (1990)

*Principal Occupation During Past 5 Years:*
- Editor-in-Chief of The New Republic Magazine (1974-present)
- Director of TheStreet.com, a financial information service on the web (1996-present)

*No. of Portfolios for which Board Member Serves:* 33

———————

*Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.*

*James F. Henry, Emeritus Board Member*
*Rosalind G. Jacobs, Emeritus Board Member*
*Dr. Paul A. Marks, Emeritus Board Member*
*Gloria Messinger, Emeritus Board Member*

34

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 169 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 169 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 63 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 36 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Manager since February 1984.

The Fund	35

OFFICERS OF THE FUND (Unaudited) (continued)

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since June 1989.

36

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 194 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 53 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

NATALIA GRIBAS, Anti-Money Laundering Compliance Officer since July 2010.

Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 190 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Distributor since September 2008.

The  Fund 37

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statement of Changes in Net Assets
19	Financial Highlights
21	Notes to Financial Statements
32	Report of Independent Registered Public Accounting Firm
33	Important Tax Information
34	Board Members Information
36	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus Variable Investment Fund,
International Value Portfolio

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Variable Investment Fund, InternationalValue Portfolio, covering the 12-month period from January 1, 2010, through December 31, 2010.

Although 2010 proved to be a volatile year for stocks, the reporting period ended with a sustained market rally that produced above-average returns across most market-cap segments for the calendar year. Investors’ early concerns regarding sovereign debt issues in Europe and stubbornly high unemployment in the United States later gave way to optimism that massive economic stimulus programs, robust growth in the world’s emerging markets, a strong holiday retail season and rising corporate earnings signaled better economic times ahead.

We are aware that stocks have recently reached higher valuations, and that any new economic setbacks could result in market volatility as investors adjust their expectations. Nonetheless, we see value in many segments of the equity market. For example, investors in volatile markets may turn to high-quality stocks of U.S. companies with track records of consistent growth in a variety of economic climates, and international equities could benefit from a declining U.S. dollar and potentially higher growth opportunities abroad. With 2011 now upon us, we suggest talking to your financial advisor, who can help you identify potential opportunities and suggest strategies suitable for your individual needs in today’s market environment.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 18, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2010, through December 31, 2010, as provided by D. Kirk Henry, Senior Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended December 31, 2010, Dreyfus Variable Investment Fund, InternationalValue Portfolio’s Initial shares produced a total return of 4.46%, and its Service shares produced a total return of 4.22%.1 This compares with a 7.75% return for the fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE Index”), for the same period.2

International stocks in 2010 generally gained value despite significant bouts of volatility early in the year, when global economic concerns weighed on investor sentiment in most of the world’s developed markets. The fund’s returns fell short of its benchmark due to limited exposure to industrial stocks that did not meet our value-oriented investment criteria and weak stock selection in the United Kingdom.

The Fund’s Investment Approach

The fund seeks long-term capital growth by investing in stocks of foreign companies that we consider to be value companies.The fund may invest in companies of any size, and may also invest in companies located in emerging markets. Our investment approach is value-oriented and research-driven.When selecting stocks, we conduct extensive quantitative and fundamental research that emphasizes individual stock selection rather than economic and industry trends.We focus on how a stock is valued relative to its intrinsic worth, the company’s underlying business health as measured by return on assets and return on equity, and the presence of a catalyst that may trigger an increase in the stock price.

International Equity Markets Rebounded in a Late Rally

The year 2010 proved to be a volatile year for the global economy and financial markets.Although many nations had emerged from recession when the year began, several challenges continued to weigh on investor sentiment. Chief among them was a sovereign debt crisis in Europe, where Greece and, later, Ireland found themselves unable to finance heavy debt loads, requiring intervention by the European

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

Central Bank and International Monetary Fund. In response, a number of European governments adopted austerity budgets that threatened to dampen an already sluggish regional rebound. Meanwhile, inflationary pressures in China triggered concerns about a major engine of global growth, Japan struggled with longstanding deflationary forces, and high unemployment and troubled housing markets weighed on the U.S. economy. A massive oil spill in the Gulf of Mexico added to investors’ concerns. Consequently, international stock markets declined amid heightened volatility in the spring.

Over the summer, however, evidence emerged that these economic concerns might have been overblown. Most European banks passed a series of “stress tests,” corporate earnings climbed, mergers-and-acquisitions activity intensified, commodity prices rose and major central banks implemented new programs to ease monetary policy. In the United States, greater clarity regarding fiscal and tax policies in the weeks after the midterm elections also supported investor sentiment.As a result, stocks in most international markets rallied, erasing earlier losses and ending the year with respectable gains.

Financial Stocks Produced Mixed Results

The fund’s lagging performance compared to its benchmark can be attributed mainly to its limited exposure to UK banks that rebounded from their lows in 2010, particularly those still supported by the government. Financial companies that we deem of higher quality, such as HSBC Holdings, lagged as more levered banks rallied.

The fund was also hurt by limited exposure to several metals-and-mining stocks that performed well for the MSCI EAFE Index. A handful of energy stocks, such as Italian refiner Saras, detracted from relative performance, as did the fund’s lack of exposure to French retailers that benefited from strong demand for luxury goods in the emerging markets. Industrial companies with compelling valuations, but exposure to government funding, such as Italian defense contractor Finmeccanica, also came under pressure as budgets were cut.

On the other hand, the fund’s relative performance was bolstered by its stock selections in Japan, most notably from consumer discretionary holdings such as convenience stores operator Seven & I Holdings and supermarket chain AEON. Two companies in the financials sector,

4

Chuo Mitsui Trust Holdings and Credit Saison, also fared well.Among Japanese technology companies, Yahoo Japan and Murata Manufacturing advanced to fuller valuations, triggering their sale from the portfolio. Finally, the fund generally benefited from its limited exposure to banks in Portugal, Ireland, Greece and Spain, which were at the center of Europe’s sovereign debt crisis.

Finding Value-Oriented Opportunities with Catalysts for Growth

As of year-end, we have been encouraged by the gradual recovery of the developed markets, as evidenced by improved intra-Asian trade, a rebound in Japanese exports and improved corporate and consumer spending in the United States. Still, we recognize that a number of economic headwinds could undermine the global economic recovery in 2011.Therefore, we intend to continue to look for companies that exhibit strong value characteristics and, in our opinion, have the ability to reduce costs, employ proprietary technologies or provide significant exposure to faster-growing emerging markets.

January 18, 2011

Please note, the position in any security highlighted in italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.These risks are enhanced in emerging markets countries.
The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund
directly.A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.
2	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Europe,Australasia, Far
East (MSCI EAFE) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Investors cannot invest directly in any index.

The Fund	5

FUND PERFORMANCE

Average Annual Total Returns as of 12/31/10
	1 Year	5 Years	10 Years
Initial shares	4.46%	1.83%	4.33%
Service shares	4.22%	1.60%	4.18%
Morgan Stanley Capital International
Europe, Australasia, Far East Index	7.75%	2.46%	3.50%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Variable Investment Fund, International Value Portfolio on 12/31/00 to a $10,000 investment made in the Morgan Stanley Capital International Europe,Australasia, Far East Index (the “Index”) on that date.

6

The fund’s Initial shares are not subject to a Rule 12b-1 fee.The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph takes into account all applicable fund fees and expenses (after any expense reimbursements).The Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries and includes net dividends reinvested. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Variable Investment Fund, International Value Portfolio from July 1, 2010 to December 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2010
	Initial Shares	Service Shares
Expenses paid per $1,000†	$ 6.81	$ 8.19
Ending value (after expenses)	$1,197.70	$1,196.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2010
	Initial Shares	Service Shares
Expenses paid per $1,000†	$ 6.26	$ 7.53
Ending value (after expenses)	$1,019.00	$1,017.74

† Expenses are equal to the fund’s annualized expense ratio of 1.23% for Initial Shares and 1.48% for Service Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
December 31, 2010

Common Stocks—96.6%	Shares	Value ($)
Australia—4.8%
BlueScope Steel	154,933	356,547
Foster’s Group	95,020	552,018
National Australia Bank	54,251	1,315,061
Nufarm	156,673 [a]	823,659
Primary Health Care	171,384	660,848
QBE Insurance Group	77,150	1,432,196
		5,140,329
Brazil—1.1%
Petroleo Brasileiro, ADR	19,100	722,744
Tele Norte Leste Participacoes, ADR	28,130	413,511
		1,136,255
China—1.1%
China Railway Group, Cl. H	475,000	342,830
Guangzhou Automobile Group, Cl. H	104,272	143,809
PetroChina, ADR	5,130	674,544
		1,161,183
Finland—2.0%
Nokia	209,520	2,167,072
France—11.9%
Alstom	24,000	1,148,477
Carrefour	27,720	1,142,761
Credit Agricole	52,529	667,133
Danone	3,560	223,686
EDF	22,640	928,648
France Telecom	50,920	1,061,159
GDF Suez	11,994	430,343
Lagardere	8,810	362,958
Peugeot	8,920 [a]	338,644
Sanofi-Aventis	31,494	2,013,801
Societe Generale	24,070	1,293,674
Total	43,420	2,300,593
Vivendi	36,384	982,129
		12,894,006

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Germany—5.6%
Allianz	7,670	911,487
Celesio	18,170	451,622
Daimler	2,734 [a]	185,340
Deutsche Bank	14,750	770,683
Deutsche Lufthansa	16,310	356,460
Deutsche Telekom	55,210	712,323
E.ON	46,680	1,430,660
Muenchener Rueckversicherungs	4,480	679,187
RWE	8,727	581,816
		6,079,578
Hong Kong—3.5%
AIA Group	84,400	237,256
China Mobile, ADR	10,410	516,544
Esprit Holdings	271,852	1,294,067
Hang Seng Bank	79,400	1,305,491
Hutchison Whampoa	32,900	338,617
Pacific Basin Shipping	202,000	134,358
		3,826,333
India—.3%
Reliance Industries, GDR	6,720 [b]	319,334
Israel—1.1%
Teva Pharmaceutical Industries, ADR	22,180	1,156,243
Italy—4.5%
Banco Popolare	51,300	232,393
Buzzi Unicem	31,690	361,649
ENI	35,075	765,873
Finmeccanica	92,596	1,052,382
Parmalat	185,490	508,137
Saras	750,280 [a]	1,579,104
Unipol Gruppo Finanziario	694,757	428,461
		4,927,999
Japan—25.0%
Astellas Pharma	13,300	507,002
Bridgestone	25,100	485,059
Chuo Mitsui Trust Holdings	233,240	968,123
Coca-Cola West	17,900	324,312

10

Common Stocks (continued)	Shares	Value ($)
Japan (continued)
Credit Saison	19,200	315,704
Daiwa House Industry	43,490	534,586
East Japan Railway	16,500	1,073,039
Fujitsu	93,000	647,186
INPEX	148	866,782
Kao	20,400	549,762
KDDI	165	953,135
Matsumotokiyoshi Holdings	36,500	793,029
Medipal Holdings	38,400	423,303
Mitsubishi Gas Chemical	32,000	227,417
Mitsubishi UFJ Financial Group	316,400	1,710,797
NEC	132,000	396,699
Nintendo	1,270	372,757
Nippon Express	58,000	261,461
Nomura Holdings	110,500	700,918
Nomura Research Institute	26,900	599,029
Panasonic	61,700	876,218
Rengo	60,000	407,193
Ricoh	33,700	493,940
Ryohin Keikaku	20,100	833,064
Secom	16,300	771,936
Seven & I Holdings	38,900	1,039,697
Shimachu	22,000	515,113
Shimizu	156,000	666,732
Shin-Etsu Chemical	21,660	1,173,839
Sumitomo Mitsui Financial Group	36,700	1,307,260
Taiyo Nippon Sanso	80,000	706,491
Tokyo Electron	8,000	506,466
Tokyo Steel Manufacturing	101,100	1,103,271
Toyoda Gosei	28,700	674,109
Toyota Motor	38,300	1,518,980
Ushio	25,700	490,006
Yamada Denki	7,450	508,351
Yamato Holdings	55,100	784,525
		27,087,291

The Fund	11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Netherlands—3.6%
Aegon	96,004 [a]	587,060
European Aeronautic Defence and Space	24,580 [a]	572,842
Heineken	6,720	329,476
Koninklijke Philips Electronics	22,540	690,360
Royal Dutch Shell, Cl. A	52,717	1,742,134
		3,921,872
Norway—.8%
Norsk Hydro	114,356	835,076
Russia—.5%
Gazprom, ADR	22,120	558,530
Singapore—2.5%
DBS Group Holdings	154,453	1,723,432
United Overseas Bank	70,632	1,001,677
		2,725,109
South Africa—1.2%
MTN Group	28,650	584,612
Standard Bank Group	44,150	720,809
		1,305,421
South Korea—1.8%
KB Financial Group, ADR	9,909 [a]	524,087
Korea Electric Power, ADR	21,980 [a]	296,950
KT, ADR	10,170 [a]	211,536
LG Electronics	2,983	310,154
Samsung Electronics	296	247,514
SK Telecom, ADR	18,820	350,617
		1,940,858
Spain—1.7%
Banco Bilbao Vizcaya Argentaria	40,650	410,666
Gamesa Corp Tecnologica	96,459 [a]	736,271
Iberdrola	85,903	662,126
		1,809,063

12

Common Stocks (continued)	Shares	Value ($)
Sweden—2.2%
Husqvarna, Cl. B	37,930	316,664
Investor, Cl. B	36,050	771,315
Telefonaktiebolaget LM Ericsson, Cl. B	110,810	1,287,578
		2,375,557
Switzerland—4.8%
Novartis	35,519	2,087,454
Roche Holding	11,940	1,749,497
UBS	86,254 [a]	1,416,042
		5,252,993
Taiwan—.5%
United Microelectronics	897,120	501,537
United Kingdom—16.1%
Anglo American	23,765	1,235,862
BAE Systems	145,270	747,413
BP	258,378	1,875,396
Drax Group	80,930	464,710
GlaxoSmithKline	87,908	1,699,500
Home Retail Group	395,360	1,161,917
HSBC Holdings	288,019	2,923,748
Lonmin	9,160 [a]	280,770
QinetiQ Group	232,930	472,106
Reed Elsevier	48,169	406,665
Resolution	301,843	1,101,675
Rexam	148,941	772,570
Royal Dutch Shell, Cl. A	24,211	807,222
Tesco	87,790	581,708
Unilever	58,218	1,781,758
Vodafone Group	432,826	1,118,842
		17,431,862
Total Common Stocks
(cost $107,604,888)		104,553,501

The Fund	13

STATEMENT OF INVESTMENTS (continued)

Other Investment—3.5%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $3,740,000)	3,740,000 [c]	3,740,000

Total Investments (cost $111,344,888)	100.1%	108,293,501
Liabilities, Less Cash and Receivables	(.1%)	(89,653)
Net Assets	100.0%	108,203,848

ADR—American Depository Receipts
GDR—Global Depository Receipts
a Non-income producing security.
b Security exempt from registration under Rule 144A of the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At December 31, 2010, this security amounted to $319,334 or .3% of net assets.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Financial	24.0	Consumer Staples	7.2
Energy	11.3	Information Technology	6.7
Consumer Discretionary	10.1	Telecommunication Services	5.5
Health Care	9.9	Utilities	4.4
Industrial	9.8	Money Market Investment	3.5
Materials	7.7		100.1

† Based on net assets.
See notes to financial statements.

14

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	107,604,888	104,553,501
Affiliated issuers	3,740,000	3,740,000
Cash		131,615
Cash denominated in foreign currencies	510,370	530,056
Receivable for investment securities sold		302,641
Dividends and interest receivable		188,996
Receivable for shares of Beneficial Interest subscribed		119,274
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4		137
Prepaid expenses		9,142
		109,575,362
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		142,503
Payable for investment securities purchased		705,473
Payable for shares of Beneficial Interest redeemed		477,659
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4		283
Accrued expenses		45,596
		1,371,514
Net Assets ($)		108,203,848
Composition of Net Assets ($):
Paid-in capital		140,914,806
Accumulated undistributed investment income—net		1,764,508
Accumulated net realized gain (loss) on investments		(31,443,665)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions		(3,031,801)
Net Assets ($)		108,203,848

Net Asset Value Per Share
	Initial Shares	Service Shares
Net Assets ($)	59,242,008	48,961,840
Shares Outstanding	5,283,121	4,369,097
Net Asset Value Per Share ($)	11.21	11.21

See notes to financial statements.

The Fund	15

STATEMENT OF OPERATIONS
Year Ended December 31, 2010

Investment Income ($):
Income:
Cash dividends (net of $257,508 foreign taxes withheld at source):
Unaffiliated issuers	3,030,495
Affiliated issuers	2,589
Interest	6,895
Total Income	3,039,979
Expenses:
Investment advisory fee—Note 3(a)	1,024,611
Custodian fees—Note 3(b)	159,815
Distribution fees—Note 3(b)	114,712
Professional fees	49,128
Prospectus and shareholders’ reports	16,144
Trustees’ fees and expenses—Note 3(c)	7,667
Shareholder servicing costs—Note 3(b)	6,307
Loan commitment fees—Note 2	2,016
Interest expense—Note 2	211
Miscellaneous	25,337
Total Expenses	1,405,948
Less—reduction in fees due to earnings credits—Note 3(b)	(6)
Net Expenses	1,405,942
Investment Income—Net	1,634,037
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	5,024,513
Net realized gain (loss) on forward foreign currency exchange contracts	(77,576)
Net Realized Gain (Loss)	4,946,937
Net unrealized appreciation (depreciation)
on investments and foreign currency transactions	(2,794,538)
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	(1,314)
Net Unrealized Appreciation (Depreciation)	(2,795,852)
Net Realized and Unrealized Gain (Loss) on Investments	2,151,085
Net Increase in Net Assets Resulting from Operations	3,785,122

See notes to financial statements.

16

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009
Operations ($):
Investment income—net	1,634,037	1,650,921
Net realized gain (loss) on investments	4,946,937	(18,219,780)
Net unrealized appreciation
(depreciation) on investments	(2,795,852)	42,393,494
Net Increase (Decrease) in Net Assets
Resulting from Operations	3,785,122	25,824,635
Dividends to Shareholders from ($):
Investment income—net:
Initial Shares	(1,035,042)	(2,145,219)
Service Shares	(712,406)	(1,533,663)
Total Dividends	(1,747,448)	(3,678,882)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	9,286,687	8,851,508
Service Shares	13,407,360	17,135,986
Dividends reinvested:
Initial Shares	1,035,042	2,145,219
Service Shares	712,406	1,533,663
Cost of shares redeemed:
Initial Shares	(10,963,529)	(14,500,368)
Service Shares	(16,676,496)	(19,040,179)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(3,198,530)	(3,874,171)
Total Increase (Decrease) in Net Assets	(1,160,856)	18,271,582
Net Assets ($):
Beginning of Period	109,364,704	91,093,122
End of Period	108,203,848	109,364,704
Undistributed investment income—net	1,764,508	1,654,480

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31,
	2010	2009
Capital Share Transactions:
Initial Shares
Shares sold	856,479	1,008,507
Shares issued for dividends reinvested	94,958	300,031
Shares redeemed	(1,040,516)	(1,606,915)
Net Increase (Decrease) in Shares Outstanding	(89,079)	(298,377)
Service Shares
Shares sold	1,246,678	1,862,120
Shares issued for dividends reinvested	65,239	214,199
Shares redeemed	(1,584,438)	(2,133,153)
Net Increase (Decrease) in Shares Outstanding	(272,521)	(56,834)

See notes to financial statements.

18

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,
Initial Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	10.92	8.79	17.43	19.50	17.49
Investment Operations:
Investment income—net[a]	.18	.17	.34	.31	.29
Net realized and unrealized
gain (loss) on investments	.30	2.35	(5.94)	.44	3.44
Total from Investment Operations	.48	2.52	(5.60)	.75	3.73
Distributions:
Dividends from investment income—net	(.19)	(.39)	(.35)	(.31)	(.26)
Dividends from net realized
gain on investments	—	—	(2.69)	(2.51)	(1.46)
Total Distributions	(.19)	(.39)	(3.04)	(2.82)	(1.72)
Net asset value, end of period	11.21	10.92	8.79	17.43	19.50
Total Return (%)	4.46	30.97	(37.32)	4.15	22.60
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.26	1.32	1.23	1.19	1.19
Ratio of net expenses
to average net assets	1.26	1.32	1.23	1.18	1.18
Ratio of net investment income
to average net assets	1.72	1.89	2.79	1.69	1.59
Portfolio Turnover Rate	61.13	63.87	55.27	66.08	60.27
Net Assets, end of period ($ x 1,000)	59,242	58,684	49,868	101,614	118,733

a Based on average shares outstanding at each month end.
See notes to financial statements.

The Fund	19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended December 31,
Service Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	10.92	8.77	17.39	19.47	17.47
Investment Operations:
Investment income—net[a]	.15	.15	.32	.27	.24
Net realized and unrealized
gain (loss) on investments	.31	2.35	(5.94)	.44	3.45
Total from Investment Operations	.46	2.50	(5.62)	.71	3.69
Distributions:
Dividends from investment income—net	(.17)	(.35)	(.31)	(.28)	(.23)
Dividends from net realized
gain on investments	—	—	(2.69)	(2.51)	(1.46)
Total Distributions	(.17)	(.35)	(3.00)	(2.79)	(1.69)
Net asset value, end of period	11.21	10.92	8.77	17.39	19.47
Total Return (%)	4.22	30.66	(37.48)	3.92	22.39
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.51	1.57	1.48	1.44	1.44
Ratio of net expenses
to average net assets	1.51	1.57	1.48	1.39	1.38
Ratio of net investment income
to average net assets	1.44	1.60	2.58	1.49	1.33
Portfolio Turnover Rate	61.13	63.87	55.27	66.08	60.27
Net Assets, end of period ($ x 1,000)	48,962	50,681	41,225	79,776	80,358

a Based on average shares outstanding at each month end.
See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Variable Investment Fund (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company currently offering seven series, including the International Value Portfolio (the “fund”). The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The fund is a diversified series. The fund’s investment objective is to seek long-term capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan, the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”)

The Fund	21

NOTES TO FINANCIAL STATEMENTS (continued)

under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of

22

restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The Fund	23

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Foreign†	104,553,501	—	—	104,553,501
Mutual Funds	3,740,000	—	—	3,740,000
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	137	—	137
Liabilities ($)
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	(283)	—	(283)

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized appreciation (depreciation) at period end.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at December 31, 2010. The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information

24

on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic

The Fund	25

NOTES TO FINANCIAL STATEMENTS (continued)

developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended December 31, 2010 were as follows:

Affiliated
Investment	Value			Value	Net
Company	12/31/2009 ($)	Purchases ($)	Sales ($)	12/31/2010 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	800,000	28,700,000	25,760,000	3,740,000	3.5

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund rec-

26

ognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended December 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2010, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,950,898, accumulated capital losses $29,055,194 and unrealized depreciation $5,606,662.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2010. If not applied, $7,414,501 of the carryover expires in fiscal 2016 and $21,640,693 expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2010 and December 31, 2009 were as follows: ordinary income $1,747,448 and $3,678,882, respectively.

During the period ended December 31, 2010, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses and passive foreign investment companies, the fund increased accumulated undistributed investment income-net by $223,439 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, (each, a “Facility”), each to be utilized primarily for temporary or emergency

The Fund	27

NOTES TO FINANCIAL STATEMENTS (continued)

purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2010 was approximately $15,100, with a related weighted average annualized interest rate of 1.40%.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is computed at the annual rate of 1% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2010, Service shares were charged $114,712 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2010, the fund was charged $560 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash

28

balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended December 31, 2010, the fund was charged $99 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $6.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2010, the fund was charged $159,815 pursuant to the custody agreement.

During the period ended December 31, 2010, the fund was charged $6,243 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $90,119, Rule 12b-1 distribution plan fees $10,137, custodian fees $40,429, chief compliance officer fees $1,728 and transfer agency per account fees $90.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended December 31, 2010, amounted to $60,539,977 and $64,447,795, respectively.

The Fund	29

NOTES TO FINANCIAL STATEMENTS (continued)

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized gain or loss which occurred during the period is reflected in the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty

30

nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at December 31, 2010:

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)
Purchases:
Euro,
Expiring 1/4/2011	76,769	102,778	102,587	(191)
Hong Kong Dollar,
Expiring 1/3/2011	117,988	15,179	15,180	1
Japanese Yen,
Expiring 1/4/2011	13,153,994	161,879	162,015	136
Swiss Franc,
Expiring 1/4/2011	31,940	34,253	34,161	(92)
Gross Unrealized
Appreciation				137
Gross Unrealized
Depreciation				(283)

The following summarizes the average market value of derivatives out-
standing during the period ended December 31, 2010:

			Average Market Value ($)
Forward contracts				737,267

At December 31, 2010, the cost of investments for federal income tax purposes was $113,919,749; accordingly, accumulated net unrealized depreciation on investments was $5,626,248, consisting of $8,862,664 gross unrealized appreciation and $14,488,912 gross unrealized depreciation.

The Fund	31

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Variable Investment Fund, International Value Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, International Value Portfolio (one of the series comprising Dreyfus Variable Investment Fund) as of December 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, International Value Portfolio at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U. S. generally accepted accounting principles.

New York, New York
February 10, 2011

32

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby makes the following designations regarding its fiscal year ended December 31, 2010:

—the total amount of taxes paid to foreign countries was $254,868

—the total amount of income sourced from foreign countries was $3,288,003.

Where required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2010 calendar year with Form 1099-DIV which will be mailed in early 2011.

The Fund	33

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 169 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 169 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 63 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 36 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Manager since February 1984.

36

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since June 1989.

The Fund	37

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 194 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 53 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

NATALIA GRIBAS, Anti-Money Laundering Compliance Officer since July 2010.

Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 190 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Distributor since September 2008.

38

NOTES

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
13	Financial Highlights
14	Notes to Financial Statements
20	Report of Independent Registered Public Accounting Firm
21	Board Members Information
23	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus Variable Investment Fund,
Money Market Portfolio

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Variable Investment Fund, Money Market Portfolio, covering the 12-month period from January 1, 2010, through December 31, 2010.

Although 2010 proved to be a volatile year for many longer-term assets, such as stocks and bonds, the reporting period ended with many asset categories producing respectable, positive returns. Investors’ early concerns regarding sovereign debt issues in Europe and stubbornly high unemployment in the United States later gave way to optimism that massive economic stimulus programs, robust growth in the world’s emerging markets, a strong holiday retail season and rising corporate earnings signaled better economic times ahead.

Although U.S. GDP growth was positive throughout the reporting period, the economic recovery has been milder than historical averages. Therefore, we are guardedly optimistic regarding the U.S. economy’s prospects in 2011, and many experts believe inflationary pressures and short-term interest rates should remain low over the near term, potentially preventing any significant rise in money market yields.What does this mean for your investment portfolio? We suggest talking to your financial advisor, who can help you review your allocations and your current liquid asset needs, and identify potential opportunities suitable for your individual needs and risk tolerance in today’s market environment.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 18, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2010, through December 31, 2010, as provided by Bernard W. Kiernan, Jr., Senior Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended December 31, 2010, DreyfusVariable Investment Fund, Money Market Portfolio produced a yield of 0.01%. Taking into account the effects of compounding, the fund provided an effective yield of 0.01% for the same period.1

Money market yields remained near historical lows throughout 2010 as the Federal Reserve Board (the “Fed”) left its target for short-term interest rates unchanged in a generally sluggish economic environment.

The Fund’s Investment Approach

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.To pursue this goal, the fund invests in a diversified selection of high-quality, short-term debt securities, including securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, certificates of deposit, time deposits, bankers’ acceptances and other short-term securities issued by domestic or foreign banks, repurchase agreements, including tri-party repurchase agreements, asset-backed securities, domestic and dollar-denominated foreign commercial paper and other short-term corporate and bank obligations of domestic and foreign issuers and dollar-denominated obligations issued or guaranteed by one or more foreign governments or their agencies. Normally, the fund invests at least 25% of its net assets in domestic or dollar-denominated foreign bank obligations.

Monetary Policy Unchanged in Muted Recovery

The year 2010 began in the midst of an economic recovery fueled, in part, by an overnight federal funds rate that has remained unchanged since December 2008 in a range between 0% and 0.25%. While the economy expanded in the first quarter of 2010 at a relatively mild 3.7% annualized rate, it was encouraging news nonetheless for investors eager

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

to see an end to recession. In fact, job creation began to improve during the first quarter after many months of losses.

Investors were further cheered in May when 431,000 additional new jobs were created, although many were temporary government workers hired for the 2010 Census. However, the economic outlook soon took a turn for the worse when a resurgent sovereign debt crisis in Europe rattled investors. U.S. industrial production moderated in June, and private-sector job growth proved more anemic than many analysts expected. U.S. GDP declined to an annualized 1.7% rate during the second quarter.

Yet, in July, the manufacturing and service sectors of the U.S. economy continued to expand. Still, total nonfarm payroll employment fell by 131,000 jobs in July, reflecting the end of temporary census hiring. Sales of new homes fell to a 47-year low in August, while purchases of existing homes plummeted to a 15-year low.The unemployment rate rose to 9.6%, as only 67,000 jobs were created in the private sector during August. Economic data released in September appeared to confirm that the economic recovery, while intact, remained tenuous as employment and housing data showed few signs of improvement. U.S. GDP grew at a 2.6% annualized rate in the third quarter of 2010.

In response to the sluggish rebound, the Fed indicated in September that it would embark on a second round of quantitative easing of monetary policy by purchasing $600 million of U.S.Treasury securities.This move was designed to fight deflationary forces and encourage lending by injecting more cash into the financial system. Indeed, October brought better economic news. The private sector added 159,000 jobs, with much of the gain coming from the services sector. However, issues regarding the banking industry’s foreclosure process further clouded an already murky outlook for home values.

Economic data remained encouraging in November, except for one critical measure: the economy created only 93,000 jobs during the month. Yet, the manufacturing and service sectors continued to improve, and even the housing market posted better sales data.

December continued to show signs of improvement, including better data from the labor market as new unemployment claims moderated and the unemployment rate eased to 9.4%. The manufacturing sector

4

expanded for the 17th consecutive month, and the holiday season proved to be a relatively healthy one for retailers, bolstering the services sector.

An Unwavering Focus on Quality

The low federal funds rate kept money market yields near zero percent, and with narrow yield differences along the market’s maturity spectrum. It continued to make little sense to incur the additional credit and interest-rate risks that longer-dated instruments typically entail.Therefore, we maintained the fund’s weighted average maturity in a range that was roughly in line with industry averages. As always, we focused exclusively on money market instruments meeting our stringent credit-quality criteria.

The economic recovery appears to be gathering momentum, and we are hopeful that money market yields will respond to a more constructive market environment in 2011. In the meantime, as we have for some time, we intend to maintain the fund’s focus on credit quality and liquidity.

January 18, 2011

An investment in the fund is not insured or guaranteed by the FDIC or any other government
agency.Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
Short-term corporate and asset-backed securities holdings while rated in the highest rating category by one or more NRSRO (or unrated, if deemed of comparable quality by Dreyfus), involve credit and liquidity risks and risk of principal loss.
The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund
directly.A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.The investment objective and policies of Dreyfus Variable Investment Fund, Money Market Portfolio
made available through insurance products may be similar to other funds managed or advised by
Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund.
1	Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.Yields provided for the fund reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, fund yields would have been lower, and in some cases, 7-day yields during the reporting period would have been negative absent the expense absorption.

The Fund  5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Variable Investment Fund, Money Market Portfolio from July 1, 2010 to December 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2010

Expenses paid per $1,000†	$ 1.76
Ending value (after expenses)	$1,000.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2010

Expenses paid per $1,000†	$ 1.79
Ending value (after expenses)	$1,023.44

† Expenses are equal to the fund’s annualized expense ratio of .35%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
December 31, 2010

	Principal
Negotiable Bank Certificates of Deposit—9.5%	Amount ($)	Value ($)
Citibank N.A.
0.40%, 2/9/11	10,000,000	10,000,000
State Street Bank and Trust Co.
0.70%, 1/12/11	10,000,000	10,000,000
Total Negotiable Bank Certificates of Deposit
(cost $20,000,000)		20,000,000

Commercial Paper—28.9%
Credit Agricole NA
0.30%, 1/28/11	8,000,000	7,998,200
General Electric Capital Corp.
0.25%, 3/17/11	7,000,000	6,996,354
ING (US) Funding LLC
0.23%, 1/14/11	8,000,000	7,999,335
JPMorgan Chase & Co.
0.35%, 2/1/11	10,000,000 [a]	9,996,986
Nordea North America Inc.
0.38%, 1/28/11	10,000,000	9,997,150
Societe Generale N.A. Inc.
0.40%, 4/6/11	8,000,000	7,991,556
Toronto-Dominion Holdings USA Inc.
0.25%, 3/30/11	10,000,000 [a]	9,993,889
Total Commercial Paper
(cost $60,973,470)		60,973,470

Asset-Backed Commercial Paper—20.8%
Atlantis One Funding Corp.
0.25%, 1/14/11	8,000,000 [a]	7,999,278
Cancara Asset Securitization
0.26%, 1/12/11	10,000,000 [a]	9,999,205
CHARTA
0.41%, 2/22/11	10,000,000 [a]	9,994,078

The Fund	7

STATEMENT OF INVESTMENTS (continued)

	Principal
Asset-Backed Commercial Paper (continued)	Amount ($)	Value ($)
CIESCO LLC
0.55%, 2/3/11	6,000,000 [a]	5,996,975
FCAR Owner Trust, Ser. I
0.35%, 2/1/11	10,000,000	9,996,986
Total Asset-Backed Commercial Paper
(cost $43,986,522)		43,986,522

U.S. Government Agencies—7.6%
Federal Home Loan Bank
0.001%, 1/3/11	6,000,000	6,000,000
Straight-A Funding LLC
0.25%, 2/15/11	10,000,000 [a]	9,996,875
Total U.S. Government Agencies
(cost $15,996,875)		15,996,875

Repurchase Agreements—33.1%
Credit Suisse Securities LLC
0.15%, dated 12/31/10, due 1/3/11 in the amount of
$30,000,375 (fully collateralized by $70,303,000
U.S. Treasury Strips, due 11/15/27-8/15/29,
value $30,600,304)	30,000,000	30,000,000
RBC Capital Markets
0.275%, dated 12/31/10, due 1/3/11 in the amount of
$10,000,229 (fully collateralized by $13,371,938
Corporate Bonds, 0%, due 8/26/35-7/25/36,
value $10,300,000)	10,000,000	10,000,000

8

	Principal
Repurchase Agreements (continued)	Amount ($)	Value ($)
TD Securities (USA) LLC
0.22%, dated 12/31/10, due 1/3/11 in the amount of
$30,000,550 (fully collateralized by $17,596,500 U.S.
Treasury Inflation Protected Securities, 3.625%, due
4/15/28, value $30,600,060)	30,000,000	30,000,000
Total Repurchase Agreements
(cost $70,000,000)		70,000,000

Total Investments (cost $210,956,867)	99.9%	210,956,867
Cash and Receivables (Net)	.1%	136,894
Net Assets	100.0%	211,093,761

a Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At December 31, 2010, these securities amounted to $63,977,286 or 30.3% of net assets.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Banking	35.1	Asset-Backed/Single Seller	4.7
Repurchase Agreements	33.1	Asset-Backed/Banking	3.8
Asset-Backed/Multi-Seller Programs	12.3	Finance	3.3
U.S. Government Agencies	7.6		99.9

† Based on net assets.
See notes to financial statements.

The Fund 9

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

	Cost	Value
Assets ($):
Investments in securities—See Statement of
Investments (including Repurchase
Agreements of $70,000,000)—Note 1(b)	210,956,867	210,956,867
Cash		141,724
Interest receivable		52,274
Prepaid expenses		79,396
		211,230,261
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(a)		48,751
Payable for shares of Beneficial Interest redeemed		36,651
Accrued expenses		51,098
		136,500
Net Assets ($)		211,093,761
Composition of Net Assets ($):
Paid-in capital		211,081,961
Accumulated net realized gain (loss) on investments		11,800
Net Assets ($)		211,093,761
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		211,081,892
Net Asset Value, offering and redemption price per share ($)		1.00
See notes to financial statements.

10

STATEMENT OF OPERATIONS
Year Ended December 31, 2010

Investment Income ($):
Interest Income	748,886
Expenses:
Investment advisory fee—Note 2(a)	1,295,848
Custodian fees—Note 2(a)	58,503
Prospectus and shareholders’ reports	51,593
Professional fees	43,308
Trustees’ fees and expenses—Note 2(b)	20,619
Registration fees	8,034
Shareholder servicing costs—Note 2(a)	4,209
Miscellaneous	15,365
Total Expenses	1,497,479
Less—reduction in expenses due to undertaking—Note 2(a)	(747,515)
Less—reduction in fees due to earnings credits—Note 2(a)	(1,185)
Net Expenses	748,779
Investment Income—Net	107
Net Realized Gain (Loss) on Investments—Note 1(b) ($)	11,800
Net Increase in Net Assets Resulting from Operations	11,907

See notes to financial statements.

The Fund	11

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009
Operations ($):
Investment income—net	107	397,392
Net realized gain (loss) on investments	11,800	39,337
Net Increase (Decrease) in Net Assets
Resulting from Operations	11,907	436,729
Dividends to Shareholders from ($):
Investment income—net	(27,690)	(397,392)
Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold	153,765,306	389,952,541
Dividends reinvested	27,690	397,392
Cost of shares redeemed	(299,829,373)	(324,176,347)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(146,036,377)	66,173,586
Total Increase (Decrease) in Net Assets	(146,052,160)	66,212,923
Net Assets ($):
Beginning of Period	357,145,921	290,932,998
End of Period	211,093,761	357,145,921
See notes to financial statements.

12

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and dis-tributions.The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

		Year Ended December 31,
	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.001	.025	.048	.045
Distributions:
Dividends from investment income—net	(.000)[a]	(.001)	(.025)	(.048)	(.045)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.01	.13	2.54	4.86	4.58
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.58	.59	.57	.55	.57
Ratio of net expenses
to average net assets	.29	.44	.57	.55	.57
Ratio of net investment income
to average net assets	.00[b]	.11	2.53	4.75	4.56
Net Assets, end of period ($ x 1,000)	211,094	357,146	290,933	300,803	151,301

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.
See notes to financial statements.

The Fund	13

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Variable Investment Fund (the “Company”), is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company currently offering seven series, including the Money Market Portfolio (the “fund”). The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The fund is a diversified series.The fund’s investment objective is to seek as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

14

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Trustees to represent the fair value of the fund’s investments.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The Fund	15

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used as of December 31, 2010 in valuing the fund’s investments:

Short-Term
Valuation Inputs	Investments ($)†
Level 1—Unadjusted Quoted Prices	—
Level 2—Other Significant Observable Inputs	210,956,867
Level 3—Significant Unobservable Inputs	—
Total	210,956,867
† See Statement of Investments for additional detailed categorizations.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller’s agreement to repurchase and the fund’s agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next

16

business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986 as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended December 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2010, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2010 and December 31, 2009, were all ordinary income.

The Fund	17

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended December 31, 2010, as a result of permanent book to tax differences, primarily due to dividend reclassification, the fund increased accumulated undistributed investment income-net by $27,583 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

At December 31, 2010, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (See the Statement of Investments).

NOTE 2—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly.

The Manager has undertaken to reimburse expenses in the event that current yields drop below a certain level. Such expense limitations may fluctuate daily, are voluntary and not contractual and may be terminated at any time. The reduction in expenses, pursuant to the undertaking, amounted to $747,515, during the period ended December 31, 2010.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2010, the fund was charged $353 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

18

The fund compensates The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended December 31, 2010, the fund was charged $39 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $2.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2010, the fund was charged $58,503 pursuant to the custody agreement.These fees were partially offset by earnings credits of $1,183.

During the period ended December 31, 2010, the fund was charged $6,243 for services performed by the Chief Compliance Officer.

The components of “Due toThe Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $91,194, custodian fees $17,117, chief compliance officer fees $1,728 and transfer agency per account fees $49, which are offset against an expense reimbursement currently in effect in the amount of $61,337.

(b) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Fund	19

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Variable Investment Fund, Money Market Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Money Market Portfolio (one of the series comprising Dreyfus Variable Investment Fund) as of December 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Money Market Portfolio at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 10, 2011

20

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 169 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 169 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 63 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 36 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Manager since February 1984.

The Fund	23

OFFICERS OF THE FUND (Unaudited) (continued)

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since June 1989.

24

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 194 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 53 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

NATALIA GRIBAS, Anti-Money Laundering Compliance Officer since July 2010.

Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 190 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Distributor since September 2008.

The Fund	25

# For More Information

**Dreyfus Variable Investment Fund, Money Market Portfolio**
200 Park Avenue
New York, NY 10166

**Investment Adviser**

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

**Custodian**

The Bank of New York Mellon
One Wall Street
New York, NY 10286

**Transfer Agent & Dividend Disbursing Agent**

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

**Distributor**

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

**Telephone** 1-800-554-4611 or 1-516-338-3300

**Mail** The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
Attn: Investments Division

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to fund securities for the most recent 12-month period ended June 30 is available on the SEC's website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2011 MBSC Securities Corporation

0117AR1210

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
19	Notes to Financial Statements
29	Report of Independent Registered Public Accounting Firm
30	Important Tax Information
31	Board Members Information
33	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus Variable Investment Fund,
Opportunistic Small Cap Portfolio

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio, covering the 12-month period from January 1, 2010, through December 31, 2010.

Although 2010 proved to be a volatile year for stocks, the reporting period ended with a sustained market rally that produced above-average returns across most market-cap segments for the calendar year. Investors’ early concerns regarding sovereign debt issues in Europe and stubbornly high unemployment in the United States later gave way to optimism that massive economic stimulus programs, robust growth in the world’s emerging markets, a strong holiday retail season and rising corporate earnings signaled better economic times ahead.

We are aware that stocks have recently reached higher valuations, and that any new economic setbacks could result in market volatility as investors adjust their expectations. Nonetheless, we see value in many segments of the equity market. For example, investors in volatile markets may turn to high-quality stocks of U.S. companies with track records of consistent growth in a variety of economic climates, and international equities could benefit from a declining U.S. dollar and potentially higher growth opportunities abroad. With 2011 now upon us, we suggest talking to your financial advisor, who can help you identify potential opportunities and suggest strategies suitable for your individual needs in today’s market environment.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 18, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period from January 1, 2010, through December 31, 2010, as provided by David A. Daglio, Primary Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended December 31, 2010, Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio, produced a total return of 31.11% for its Initial shares, and its Service shares returned 30.77%.1 In comparison, the Russell 2000 Index (the“Index”), the fund’s benchmark, produced a total return of 26.85% for the same period.2

Stocks generally advanced in 2010 as the U.S. economy continued to emerge from recession and confidence returned to financial markets. Investors demonstrated an increasing appetite for smaller, more volatile stocks, producing greater gains among small-cap equities than their large-cap counterparts.The fund outperformed its benchmark on the strength of favorable stock selections in the health care, industrials, consumer discretionary and technology sectors.

The Fund’s Investment Approach

The fund seeks capital appreciation. Stocks are selected for the fund’s portfolio based primarily on bottom-up fundamental analysis.The fund’s portfolio managers use a disciplined investment process that relies, in general, on proprietary fundamental research and valuation. Generally, elements of the process include analysis of mid-cycle business prospects, estimation of the intrinsic value of the company and the identification of a revaluation trigger. Intrinsic value is based on the combination of the valuation assessment of the company’s operating divisions with the firm’s economic balance sheet. Mid-cycle estimates, growth prospects and competitive advantages are some of the factors used in the valuation assessment. A company’s stated and hidden liabilities and assets are included in the portfolio managers’ economic balance sheet calculation. Sector overweights and underweights are a function of the relative attractiveness of securities within the fund’s investable universe. The fund’s portfolio managers invest in stocks that they believe have attractive reward to risk opportunities and may actively adjust the fund’s portfolio to reflect new developments.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

Political and Economic Developments Boosted Confidence

U.S. corporate earnings and revenues continued to climb during 2010, with a wide range of businesses benefiting from gradually improving economic conditions stemming, in part, from aggressive government stimulus measures. Nevertheless, stock prices slumped during the first half of the year when a sovereign debt crisis spread from Greece to other members of the European Union. Investor confidence was further undermined by inflationary pressures in China, as well as persistently high levels of unemployment and ongoing troubles in housing markets in the United States. However, confidence returned to the financial markets in September 2010 after the Federal Reserve Board signaled plans for additional quantitative easing to stimulate economic growth. Stocks rose sharply during the final quarter of the year, bolstered by reduced political uncertainty after the U.S. midterm elections, including extensions of Bush-era tax cuts.

Fund Produced Strong Gains in Several Sectors

The fund’s returns in the health care sector proved particularly robust, strengthened by investments in Abraxis BioScience and King Pharmaceuticals, both of which were acquired during 2010 at significant premiums to their pre-takeover stock prices. Mergers-and-acquisitions activity drew additional attention to other drug company stocks, boosting prices of holdings such as Onyx Pharmaceuticals and Pain Therapeutics.The gains more than made up for disappointing results and performance from our holding in Amedisys.

Among industrial stocks, United Continental Holdings and US Airways Group gained altitude as airlines better managed capacity and revenues increased. Industrial automobile and vehicle parts makers—such as ArvinMeritor and Altra Holdings—advanced as well, as did consumer discretionary auto component makers, such as Dana Holding, Modine Manufacturing and American Axle & Manufacturing Holdings. Elsewhere in the consumer discretionary sector, media companies, such as Interpublic Group of Cos. and CBS Corp., and retailers, such as Saks, Ann Taylor Stores and OfficeMax, also delivered particularly strong returns. In the technology sector, our research identified strong performers such as Rovi and MICROS Systems, while disciplined trading activity enabled the fund to benefit from purchases and sales of other holdings, such as Microsemi and Lattice Semiconductor, at advantageous prices.

4

On a more negative note, investments in the financials sector detracted from the fund’s relative performance. While some financial holdings, such as property management firms Jones Lang LaSalle and CB Richard Ellis Group, fared well, investment banking and asset management firms, such as Waddell & Reed Financial and FBR Capital Markets, lagged market averages.

Economic Recovery Remains on Track

Although market sentiment at the end of 2010 may prove unsustainably bullish in the short term, we believe the U.S. economy is likely to continue to recover in 2011 and corporate profit growth will prove to be more robust than expected, setting the stage for potential longer-term stock appreciation. Our stock selection process has led to overweighted exposure in the industrial, consumer discretionary and technology sectors. Valuation and fundamental concerns have driven a cautious stance toward the financial and materials sectors.

January 18, 2011

Please note, the position in any security highlighted in italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Stocks of small- and/or midcap companies often experience sharper price fluctuations than stocks of large-cap companies.
The fund is only available as a funding vehicle under various life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund
directly.A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement through May 1,
2011, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2000 Index is an unmanaged index of small-cap stock performance and is composed of the 2,000 smallest companies in the Russell 3000 Index.The
Russell 3000 Index is composed of the 3,000 largest U.S. companies based on total market capitalization. Investors cannot invest directly in any index.

The Fund	5

FUND PERFORMANCE

Average Annual Total Returns as of 12/31/10
	1 Year	5 Years	10 Years
Initial shares	31.11%	–0.98%	1.15%
Service shares	30.77%	–1.23%	0.89%
Russell 2000 Index	26.85%	4.47%	6.33%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.
The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Variable Investment
Fund, Opportunistic Small Cap Portfolio on 12/31/00 to a $10,000 investment made in the Russell 2000 Index
(the “Index”) on that date.

6

Effective April 19, 2010, Dreyfus Variable Investment Fund, Developing Leaders Portfolio changed its name to Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio.

The fund’s Initial shares are not subject to a Rule 12b-1 fee.The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee.The performance figures for each share class reflect certain expense reimbursements, without which the performance of each share class would have been lower.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph takes into account all applicable fund fees and expenses.The Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index.The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in DreyfusVariable Investment Fund, Opportunistic Small Cap Portfolio from July 1, 2010 to December 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2010
	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.17	$5.65
Ending value (after expenses)	$1,361.50	$1,359.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2010
	Initial Shares	Service Shares
Expenses paid per $1,000†	$3.57	$4.84
Ending value (after expenses)	$1,021.68	$1,020.42

† Expenses are equal to the fund’s annualized expense ratio of .70% for Initial Shares and .95% for Service Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
December 31, 2010

Common Stocks—98.7%	Shares	Value ($)
Consumer Discretionary—29.5%
American Axle & Manufacturing Holdings	148,590 [a,b]	1,910,867
ArvinMeritor	221,640 [a,b]	4,548,053
Belo, Cl. A	410,550 [b]	2,906,694
Brinker International	49,590 [a]	1,035,439
CDI	51,070	949,391
Dana Holding	205,640 [a,b]	3,539,064
Dollar Financial	45,080 [a,b]	1,290,640
FleetCor Technologies	8,010	247,669
Forrester Research	43,780	1,544,996
Furniture Brands International	351,303 [a,b]	1,805,697
Group 1 Automotive	126,530 [a]	5,283,893
Guess?	33,360	1,578,595
Herman Miller	42,910	1,085,623
Huron Consulting Group	44,230 [b]	1,169,884
ICF International	53,750 [a,b]	1,382,450
Interpublic Group of Cos.	183,440 [b]	1,948,133
Kelly Services, Cl. A	115,150 [b]	2,164,820
Liz Claiborne	538,240 [a,b]	3,853,798
Meritage Homes	149,830 [b]	3,326,226
Mohawk Industries	17,200 [a,b]	976,272
OfficeMax	191,710 [a,b]	3,393,267
Saks	307,460 [a,b]	3,289,822
ScanSource	136,990 [a,b]	4,369,981
SFN Group	94,950 [a,b]	926,712
Steelcase, Cl. A	195,000 [a]	2,061,150
Tower International	123,600 [a]	2,186,484
Wright Express	64,370 [b]	2,961,020
		61,736,640
Consumer Staples—3.4%
B&G Foods	112,810 [a]	1,548,881
Dole Food	142,140 [a,b]	1,920,311
Nash Finch	84,050 [a]	3,572,966
		7,042,158
Energy—7.9%
Cabot Oil & Gas	26,870	1,017,030
Comstock Resources	157,740 [a,b]	3,874,094

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Energy (continued)
Gulfport Energy	196,600 [b]	4,256,390
Magnum Hunter Resources	38,850 [a,b]	279,720
Resolute Energy	188,860 [a,b]	2,787,574
SandRidge Energy	603,890 [a,b]	4,420,475
		16,635,283
Financial—8.5%
FBR Capital Markets	507,380 [b]	1,938,192
Huntington Bancshares	316,650 [a]	2,175,386
Jones Lang LaSalle	10,960	919,763
optionsXpress Holdings	123,890 [a]	1,941,356
Popular	667,620 [b]	2,096,327
Portfolio Recovery Associates	43,610 [b]	3,279,472
PrivateBancorp	225,830 [a]	3,247,435
TradeStation Group	351,970 [b]	2,375,798
		17,973,729
Health Care—7.6%
Align Technology	228,650 [a,b]	4,467,821
Durect	195,130 [a,b]	673,199
Emergent BioSolutions	245,759 [b]	5,765,506
Hanger Orthopedic Group	146,660 [a,b]	3,107,725
Onyx Pharmaceuticals	50,020 [b]	1,844,237
		15,858,488
Industrial—17.8%
Altra Holdings	88,090 [a,b]	1,749,467
Babcock and Wilcox	39,460 [b]	1,009,781
Columbus McKinnon	115,400 [b]	2,344,928
Con-way	68,070 [a]	2,489,320
Encore Wire	73,740	1,849,399
FreightCar America	4,000	115,760
Granite Construction	78,020 [a]	2,140,089
Hubbell, Cl. B	17,480	1,051,072
Kaman	66,912 [a]	1,945,132
Lennox International	86,040	4,068,832
Myers Industries	70,450 [a]	686,183
Saia	80,520 [a,b]	1,335,827
Simpson Manufacturing	146,520 [a]	4,528,933
SPX	14,910	1,065,916

10

Common Stocks (continued)	Shares	Value ($)
Industrial (continued)
Sterling Construction	85,660 [a,b]	1,117,006
Trinity Industries	22,300 [a]	593,403
United Continential Holdings	35,720 [a,b]	850,850
US Airways Group	84,250 [a,b]	843,343
UTi Worldwide	174,450	3,698,340
WESCO International	71,570 [a,b]	3,778,896
		37,262,477
Information Technology—17.9%
Blue Nile	72,450 [a,b]	4,133,997
Cadence Design Systems	220,190 [b]	1,818,769
Cypress Semiconductor	87,230 [b]	1,620,733
DealerTrack Holdings	281,190 [a,b]	5,643,483
MICROS Systems	81,760 [b]	3,585,994
Microsemi	117,704 [b]	2,695,422
Omnicell	146,920 [b]	2,122,994
Quest Software	104,970 [b]	2,911,868
Rovi	72,450 [a,b]	4,492,625
SYKES Enterprises	136,220 [b]	2,759,817
Take-Two Interactive Software	103,040 [a,b]	1,261,210
Terremark Worldwide	56,710 [a,b]	734,395
Vishay Intertechnology	157,980 [a,b]	2,319,146
Vishay Precision Group	28,242 [b]	532,079
Websense	41,100 [a,b]	832,275
		37,464,807
Telecommunications—4.1%
Cbeyond	91,370 [a,b]	1,396,134
General Communication, Cl. A	118,130 [a,b]	1,495,526
GeoEye	56,540 [b]	2,396,731
JDS Uniphase	111,550 [b]	1,615,244
PAETEC Holding	442,850 [b]	1,656,259
		8,559,894
Utilities—2.0%
Great Plains Energy	115,340	2,236,443
PNM Resources	149,750 [a]	1,949,745
		4,186,188
Total Common Stocks
(cost $170,047,958)		206,719,664

The Fund	11

STATEMENT OF INVESTMENTS (continued)

	Number of
Rights—.3%	Rights	Value ($)
Health Care
Celgene
(cost $631,882)	130,050 [b]	637,245

Other Investment—.8%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,798,000)	1,798,000 [c]	1,798,000

Investment of Cash Collateral
for Securities Loaned—21.0%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $43,915,116)	43,915,116 [c]	43,915,116
Total Investments (cost $216,392,956)	120.8%	253,070,025
Liabilities, Less Cash and Receivables	(20.8%)	(43,551,113)
Net Assets	100.0%	209,518,912

a Security, or portion thereof, on loan.At December 31, 2010, the market value of the fund’s securities on loan was
$42,308,415 and the market value of the collateral held by the fund was $43,915,116.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Consumer Discretionary	29.5	Health Care	7.6
Money Market Investments	21.8	Telecommunications	4.1
Information Technology	17.9	Consumer Staples	3.4
Industrial	17.8	Utilities	2.0
Financial	8.5	Rights	.3
Energy	7.9		120.8

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $42,308,415)—Note 1(b):
Unaffiliated issuers	170,679,840	207,356,909
Affiliated issuers	45,713,116	45,713,116
Cash		20,070
Receivable for investment securities sold		2,741,315
Dividends and interest receivable		78,408
Receivable for shares of Beneficial Interest subscribed		58,847
Prepaid expenses		17,143
		255,985,808
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		124,154
Liability for securities on loan—Note 1(b)		43,915,116
Payable for investment securities purchased		2,096,643
Payable for shares of Beneficial Interest redeemed		251,659
Accrued expenses		79,324
		46,466,896
Net Assets ($)		209,518,912
Composition of Net Assets ($):
Paid-in capital		267,182,111
Accumulated undistributed investment income—net		762,192
Accumulated net realized gain (loss) on investments		(95,102,460)
Accumulated net unrealized appreciation
(depreciation) on investments		36,677,069
Net Assets ($)		209,518,912

Net Asset Value Per Share
	Initial Shares	Service Shares
Net Assets ($)	194,105,066	15,413,846
Shares Outstanding	6,347,510	510,409
Net Asset Value Per Share ($)	30.58	30.20

See notes to financial statements.

The Fund	13

STATEMENT OF OPERATIONS
Year Ended December 31, 2010

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	1,928,471
Affiliated issuers	4,113
Income from securities lending—Note 1(b)	188,820
Total Income	2,121,404
Expenses:
Investment advisory fee—Note 3(a)	1,365,372
Prospectus and shareholders’ reports	64,254
Professional fees	50,337
Distribution fees—Note 3(b)	32,533
Custodian fees—Note 3(b)	30,331
Trustees’ fees and expenses—Note 3(c)	14,233
Shareholder servicing costs—Note 3(b)	10,972
Loan commitment fees—Note 2	3,796
Interest expense—Note 2	433
Miscellaneous	16,029
Total Expenses	1,588,290
Less—reduction in investment advisory fee
due to undertaking—Note 3(a)	(277,195)
Less—reduction in fees due to earnings credits—Note 3(b)	(10)
Net Expenses	1,311,085
Investment Income—Net	810,319
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	12,489,895
Net unrealized appreciation (depreciation) on investments	37,613,311
Net Realized and Unrealized Gain (Loss) on Investments	50,103,206
Net Increase in Net Assets Resulting from Operations	50,913,525

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009
Operations ($):
Investment income—net	810,319	1,313,881
Net realized gain (loss) on investments	12,489,895	(33,439,471)
Net unrealized appreciation
(depreciation) on investments	37,613,311	68,388,831
Net Increase (Decrease) in Net Assets
Resulting from Operations	50,913,525	36,263,241
Dividends to Shareholders from ($):
Investment income—net:
Initial Shares	(1,268,984)	(2,355,461)
Service Shares	(87,019)	(132,450)
Total Dividends	(1,356,003)	(2,487,911)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	9,037,855	6,410,357
Service Shares	1,573,989	1,261,941
Dividends reinvested:
Initial Shares	1,268,984	2,355,461
Service Shares	87,019	132,450
Cost of shares redeemed:
Initial Shares	(25,528,184)	(21,547,668)
Service Shares	(2,222,606)	(1,497,209)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(15,782,943)	(12,884,668)
Total Increase (Decrease) in Net Assets	33,774,579	20,890,662
Net Assets ($):
Beginning of Period	175,744,333	154,853,671
End of Period	209,518,912	175,744,333
Undistributed investment income—net	762,192	1,307,876

The Fund	15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31,
	2010	2009
Capital Share Transactions:
Initial Shares
Shares sold	349,483	336,540
Shares issued for dividends reinvested	48,305	147,678
Shares redeemed	(1,003,150)	(1,148,563)
Net Increase (Decrease) in Shares Outstanding	(605,362)	(664,345)
Service Shares
Shares sold	61,092	67,131
Shares issued for dividends reinvested	3,347	8,378
Shares redeemed	(88,604)	(77,799)
Net Increase (Decrease) in Shares Outstanding	(24,165)	(2,290)

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,
Initial Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	23.49	19.01	32.34	42.03	43.96
Investment Operations:
Investment income—net[a]	.12	.17	.26	.24	.31
Net realized and unrealized
gain (loss) on investments	7.16	4.63	(11.87)	(4.29)	1.56
Total from Investment Operations	7.28	4.80	(11.61)	(4.05)	1.87
Distributions:
Dividends from investment income—net	(.19)	(.32)	(.25)	(.31)	(.18)
Dividends from net realized
gain on investments	—	—	(1.47)	(5.33)	(3.62)
Total Distributions	(.19)	(.32)	(1.72)	(5.64)	(3.80)
Net asset value, end of period	30.58	23.49	19.01	32.34	42.03
Total Return (%)	31.11	26.04	(37.59)	(11.06)	3.77
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.86	.86	.83	.81	.82
Ratio of net expenses
to average net assets	.70	.71	.75	.81	.82
Ratio of net investment income
to average net assets	.46	.88	.95	.66	.75
Portfolio Turnover Rate	192.88	69.73	77.65	90.75	97.52
Net Assets, end of period ($ x 1,000)	194,105	163,322	144,777	447,447	633,459

a Based on average shares outstanding at each month end.
See notes to financial statements.

The Fund	17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended December 31,
Service Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	23.24	18.77	31.94	41.56	43.51
Investment Operations:
Investment income—net[a]	.06	.12	.20	.15	.21
Net realized and unrealized
gain (loss) on investments	7.06	4.60	(11.75)	(4.25)	1.53
Total from Investment Operations	7.12	4.72	(11.55)	(4.10)	1.74
Distributions:
Dividends from investment income—net	(.16)	(.25)	(.15)	(.19)	(.07)
Dividends from net realized
gain on investments	—	—	(1.47)	(5.33)	(3.62)
Total Distributions	(.16)	(.25)	(1.62)	(5.52)	(3.69)
Net asset value, end of period	30.20	23.24	18.77	31.94	41.56
Total Return (%)	30.77	25.77	(37.77)	(11.28)	3.52
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.11	1.11	1.08	1.06	1.08
Ratio of net expenses
to average net assets	.95	.96	.99	1.06	1.08
Ratio of net investment income
to average net assets	.22	.63	.75	.42	.51
Portfolio Turnover Rate	192.88	69.73	77.65	90.75	97.52
Net Assets, end of period ($ x 1,000)	15,414	12,422	10,077	18,299	21,667

a Based on average shares outstanding at each month end.
See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Variable Investment Fund (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company currently offering seven series, including the Opportunistic Small Cap Portfolio (the “fund”).The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The fund is a diversified series. The fund’s investment objective is to seek capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

At a meeting of the Board of Trustees held on February 3, 2010, the Board approved, effective April 19, 2010, a proposal to change the name of the fund from “DreyfusVariable Investment Fund, Developing Leaders Portfolio” to “Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio”.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Fund	19

NOTES TO FINANCIAL STATEMENTS (continued)

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing

20

service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The Fund	21

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	200,924,997	—	—	200,924,997
Equity Securities—
Foreign†	5,794,667	—	—	5,794,667
Mutual Funds	45,713,116	—	—	45,713,116
Rights†	637,245	—	—	637,245
† See Statement of Investments for additional detailed categorizations.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at December 31, 2010. The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years

22

beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended December 31, 2010, The Bank of New York Mellon earned $80,923 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The Fund	23

NOTES TO FINANCIAL STATEMENTS (continued)

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended December 31, 2010 were as follows:

Affiliated
Investment	Value			Value	Net
Company	12/31/2009 ($)	Purchases ($)	Sales ($)	12/31/2010 ($) Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	2,687,000	77,443,000	78,332,000	1,798,000.8
Dreyfus
Institutional
Cash
Advantage
Fund	29,895,533	179,083,619	165,064,036	43,915,116	21.0
Total	32,582,533	256,526,619 243,396,036		45,713,116	21.8

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended Decmeber 31, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions

24

as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended December 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2010, the components of accumulated earnings on a tax basis were as follow: undistributed ordinary income $762,192, accumulated capital losses $95,102,460 and unrealized appreciation $36,677,069.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2010. If not applied, $44,477,768 of the carryover expires in fiscal 2016 and $50,624,692 expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2010 and December 31, 2009 were as follows: ordinary income $1,356,003 and $2,487,911, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2010 was approximately $31,000, with a related weighted average annualized interest rate of 1.40%.

The Fund	25

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

The Manager has agreed until May 1, 2011, to waive receipt of its fees and/or assume the expenses of the fund so that the total annual fund operating expenses of each class (excluding Rule 12b-1 fees, taxes, brokerage commissions, interest on borrowings and extraordinary expenses) do not exceed .70% of the value of the fund’s average daily net assets. The reduction in investment advisory fee, pursuant to the undertaking, amounted to $277,195 during the period ended December 31, 2010.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance prod-ucts.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2010, Service shares were charged $32,533 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2010, the fund was charged $914 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash

26

balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended December 31, 2010, the fund was charged $160 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $10.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2010, the fund was charged $30,331 pursuant to the custody agreement.

During the period ended December 31, 2010, the fund was charged $6,243 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $131,696, Rule 12b-1 distribution plan fees $3,207, custodian fees $5,235, chief compliance officer fees $1,728 and transfer agency per account fees $153, which are offset against an expense reimbursement currently in effect in the amount of $17,865.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2010, amounted to $343,453,366 and $359,083,171, respectively.

The Fund	27

NOTES TO FINANCIAL STATEMENTS (continued)

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The fund held no derivatives during the period ended December 31, 2010.

At December 31, 2010, the cost of investments for federal income tax purposes was $216,392,956; accordingly, accumulated net unrealized appreciation on investments was $36,677,069, consisting of $39,000,621 gross unrealized appreciation and $2,323,552 gross unrealized depreciation.

28

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus Variable Investment Fund,
Opportunistic Small Cap Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio (formally, Dreyfus Variable Investment Fund, Developing Leaders Portfolio) (one of the series comprising DreyfusVariable Investment Fund) as of December 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DreyfusVariable Investment Fund, Opportunistic Small Cap Portfolio at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 10, 2011

The Fund	29

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 2010 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in early 2011 of the percentage applicable to the preparation of their 2010 income tax returns.

30

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 169 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 169 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 63 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 36 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Manager since February 1984.

The Fund	33

OFFICERS OF THE FUND (Unaudited) (continued)

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since June 1989.

34

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 194 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 53 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

NATALIA GRIBAS, Anti-Money Laundering Compliance Officer since July 2010.

Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 190 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Distributor since September 2008.

The Fund	35

NOTES

# Dreyfus Variable Investment Fund, Quality Bond Portfolio

**ANNUAL REPORT** December 31, 2010

BNY MELLON
ASSET MANAGEMENT

Dreyfus

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
24	Statement of Financial Futures
25	Statement of Options Written
26	Statement of Assets and Liabilities
27	Statement of Operations
28	Statement of Changes in Net Assets
30	Financial Highlights
32	Notes to Financial Statements
48	Report of Independent Registered Public Accounting Firm
49	Board Members Information
51	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus Variable Investment Fund,
Quality Bond Portfolio

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Variable Investment Fund, Quality Bond Portfolio, covering the 12-month period from January 1, 2010, through December 31, 2010.

2010 proved to be a volatile year for the financial markets, but most asset classes, including bonds, generally produced respectable returns for the year overall. Investors’ early concerns regarding sovereign debt issues in Europe and stubbornly high unemployment in the United States later gave way to optimism that massive economic stimulus programs, robust growth in the world’s emerging markets, a strong holiday retail season and rising corporate earnings signaled better economic times ahead. Consequently, returns were particularly strong in higher yielding fixed-income market sectors, including investment-grade and high yield corporate bonds. Although traditionally defensive U.S. government securities weathered pronounced weakness during the fourth quarter, they ended the year with modest gains, on average.

While unlikely, we are aware that short-term interest rates may rise later in 2011 from historically low levels if growth accelerates, and any new economic setbacks could spark heightened market volatility among corporate and mortgage-backed securities. Nonetheless, we continue to see value throughout the bond market, as a well-diversified bond portfolio can help temper volatility stemming from unexpected economic or market developments.With 2011 now upon us, we suggest talking to your financial advisor, who can help you identify potential opportunities across the global markets and suggest strategies suitable for your individual needs in today’s market environment.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 18, 2011

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2010, through December 31, 2010, as provided by David Bowser, CFA, and Peter Vaream, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended December 31, 2010, Dreyfus Variable Investment Fund, Quality Bond Portfolio’s Initial shares achieved a total return of 8.38%, and its Service shares achieved a total return of 8.20%.1 The Barclays Capital U.S. Aggregate Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 6.54% for the same period.2 Despite periodic bouts of heightened market volatility, 2010 proved to be a favorable year for most sectors of the bond market as the U.S. economy continued to emerge from recession with few signs of rising inflation.The fund produced higher returns than its benchmark, primarily due to its emphasis on higher yielding market sectors that fared well when credit markets rallied in a recovering economy.

The Fund’s Investment Approach

The fund seeks to maximize total return consisting of capital appreciation and current income.To pursue this goal, the fund normally invests at least 80% of its assets in bonds, including corporate bonds, debentures, notes, mortgage-related securities, collateralized mortgage obligations and asset-backed securities, convertible debt obligations, preferred stocks, convertible preferred stocks, municipal obligations and zero coupon bonds, that, when purchased, are A-rated or better or what we believe are the unrated equivalent, and in securities issued or guaranteed by the U.S. government or its agencies or its instrumentalities.The fund may also invest in fixed income securities rated lower than A (but not lower than B), up to 10% of its net assets in bonds issued by foreign issuers that are denominated in foreign currencies, and up to 20% of its net assets in the securities of foreign issues whether denominated in U.S. dollars or in a foreign currency.

Stimulative Policies Fueled Rallying Credit Markets

Although 2010 began in the midst of recovery from a global recession and financial crisis, new developments in the spring threatened to derail an already choppy rebound. A sovereign debt crisis in Europe roiled overseas bond markets and led to austerity measures that reduced fiscal

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

stimuli throughout the region. Meanwhile, high unemployment and troubled housing markets weighed on economic growth in the United States. As a result, and despite their low yields, investors flocked to high-quality investments such as U.S.Treasury securities.

In response to concerns regarding a potential return to recession, the Federal Reserve Board (the “Fed”) maintained its target for the federal funds rate in a range between 0% and 0.25%, and it announced a new round of quantitative easing of monetary policy for the fall.The Fed’s announcement helped trigger a resurgence among corporate-backed bonds as investors grew more tolerant of credit risks. Meanwhile, volatility in the mortgage-backed securities market subsided and prepayment rates fell below historical averages when tighter lending standards prevented many homeowners from refinancing at lower rates. Conversely, after rallying earlier in the year, U.S. government securities gave back many of their gains in the fourth quarter when investors shifted their attention away from traditional ”safe havens.”

Constructive Posture Bolstered Relative Performance

We adopted a relatively defensive investment posture early in the year to help shelter the fund from heightened market volatility.We reduced the fund’s exposure to high yield and investment-grade corporate bonds and boosted its holdings of U.S.Treasury securities.At the same time, we focused more intently on intermediate-term bonds that we believed were poised for gains as yield differences steepened along the market’s maturity range.We successfully employed futures contracts to help establish the fund’s duration and yield curve positions. These strategies proved relatively effective during the first half of 2010.

As it became clearer over the summer that a double-dip recession was unlikely, we returned to a more constructive investment posture. We reduced the fund’s holdings of U.S. Treasury securities and increased its position in investment-grade corporate bonds, where we balanced the risks of relatively long durations with a conservative security selection strategy. Bonds issued by financial companies contributed especially positively to the fund’s relative performance. Among residential mortgage-backed securities, we focused on higher-coupon bonds issued by government agencies, which fared well in an environment of low prepayment rates. We also maintained a significant position in commercial mortgage-backed securities, which produced competitive levels of income and gained a degree of value in the recovering economy.

Finding Opportunities in a More Mature Recovery

While economic headwinds have lingered, we currently expect the U.S. economic recovery to persist in 2011. Inflation has remained negligible, and we see little reason for the Fed to raise short-term interest rates anytime soon. Consequently, in our view, the appetite among domestic and overseas investors for competitive yields and higher levels of credit risk should remain robust.

However, in the wake of strong 2010 performance in many sectors of the U.S. bond market, we believe that fixed-income returns are likely to moderate over the coming year. Indeed, selectivity within market sectors may be the key to generating above-average returns. In our judgment, our research-intensive investment process makes the fund particularly well suited to uncover potential opportunities in a more selective investment climate.

January 18, 2011

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
Short sales involve selling a security the fund does not hold own in anticipation that the security’s price will decline. Short sales may involve substantial risk and leverage, and expose the fund to the risk that it will be required to buy the security sold short at a time when the security has appreciated in value, thus resulting in a loss to the fund. Leverage may magnify the fund’s gains or losses.
Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase the fund’s volatility.
High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.
The fund may use derivative instruments, such as options, futures and options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps and other credit derivatives.A small investment in derivatives could have a potentially large impact on the fund’s performance.
The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund
directly.A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital U.S.Aggregate Bond Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-
10 years.The Index does not include fees and expenses to which the fund is subject. Investors cannot invest directly in any index.

The Fund	5

FUND PERFORMANCE

Average Annual Total Returns as of 12/31/10
	1 Year	5 Years	10 Years
Initial shares	8.38%	5.20%	5.11%
Service shares	8.20%	4.93%	4.85%
Barclays Capital U.S. Aggregate Index	6.54%	5.80%	5.84%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.
The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Variable Investment
Fund, Quality Bond Portfolio on 12/31/00 to a $10,000 investment made in the Barclays Capital U.S.Aggregate
Index (the “Index”) on that date.

The fund’s Initial shares are not subject to a Rule 12b-1 fee.The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph takes into account all applicable fund fees and expenses.The Index is a widely accepted, unmanaged index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Variable Investment Fund, Quality Bond Portfolio from July 1, 2010 to December 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2010
	Initial Shares	Service Shares
Expenses paid per $1,000†	$ 3.92	$ 5.19
Ending value (after expenses)	$1,021.00	$1,019.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2010
	Initial Shares	Service Shares
Expenses paid per $1,000†	$ 3.92	$ 5.19
Ending value (after expenses)	$1,021.32	$1,020.06

† Expenses are equal to the fund’s annualized expense ratio of .77% for Initial Shares and 1.02% for Service Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
December 31, 2010

	Coupon	Maturity	Principal
Bonds and Notes—117.4%	Rate (%)	Date	Amount ($)[d]		Value ($)
Advertising—.1%
Lamar Media,
Gtd. Notes	6.63	8/15/15	131,000		134,930
Aerospace & Defense—.1%
BE Aerospace,
Sr. Unscd. Notes	6.88	10/1/20	185,000	[a]	191,938
Agriculture—.3%
Altria Group,
Gtd. Notes	9.70	11/10/18	280,000		369,923
Asset-Backed Ctfs./
Auto Receivables—3.4%
Ally Auto Receivables Trust,
Ser. 2010-1, Cl. B	3.29	3/15/15	440,000	[b]	449,511
Americredit Automobile Receivables
Trust, Ser. 2010-3, Cl. C	3.34	4/8/16	205,000		207,200
Americredit Automobile Receivables
Trust, Ser. 2010-1, Cl. C	5.19	8/17/15	155,000		164,045
Americredit Prime Automobile
Receivable, Ser. 2007-1, Cl. E	6.96	3/8/16	250,166	[b]	243,071
Carmax Auto Owner Trust,
Ser. 2010-1, Cl. B	3.75	12/15/15	110,000		112,633
Carmax Auto Owner Trust,
Ser. 2010-2, Cl. B	3.96	6/15/16	265,000		272,859
Chrysler Financial Auto
Securitization Trust,
Ser. 2010-A, Cl. C	2.00	1/8/14	705,000		703,871
Chrysler Financial Lease Trust,
Ser. 2010-A, Cl. C	4.49	9/16/13	300,000	[b]	300,201
Ford Credit Auto Owner Trust,
Ser. 2007-A, Cl. D	7.05	12/15/13	575,000	[b]	604,699
Franklin Auto Trust,
Ser. 2008-A, Cl. B	6.10	5/20/16	335,000	[b]	350,694
JPMorgan Auto Receivables Trust,
Ser. 2008-A, Cl. CFTS	5.22	7/15/15	139,348	[b]	137,164
Santander Drive Auto Receivables
Trust, Ser. 2010-2, Cl. B	2.24	12/15/14	150,000		150,541
Santander Drive Auto Receivables
Trust, Ser. 2010-3, Cl. C	3.06	11/15/17	245,000		243,797
Wachovia Auto Loan Owner Trust,
Ser. 2007-1, Cl. D	5.65	2/20/13	610,000		615,230
					4,555,516

The Fund	9

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[d]		Value ($)
Asset-Backed Ctfs./
Home Equity Loans—1.0%
Ameriquest Mortgage Securities,
Ser. 2003-11, Cl. AF6	5.14	1/25/34	362,416	[c]	367,068
Citicorp Residential Mortgage
Securities, Ser. 2006-1, Cl. A3	5.71	7/25/36	191,519	[c]	193,420
Citigroup Mortgage Loan Trust,
Ser. 2005-HE1, Cl. M1	0.69	5/25/35	57,924	[c]	57,776
First Franklin Mortgage Loan Asset
Backed Certificates,
Ser. 2005-FF2, Cl. M1	0.66	3/25/35	148,200	[c]	144,633
Home Equity Asset Trust,
Ser. 2005-2, Cl. M1	0.71	7/25/35	57,002	[c]	56,808
JP Morgan Mortgage Acquisition,
Ser. 2006-CH2, Cl. AV2	0.31	10/25/36	86,765	[c]	84,230
Mastr Asset Backed Securities
Trust, Ser. 2006-AM1, Cl. A2	0.39	1/25/36	26,342	[c]	26,081
Morgan Stanley ABS Capital I,
Ser. 2004-NC1, Cl. M2	2.59	12/27/33	118,360	[c]	101,744
Park Place Securities,
Ser. 2004-WCW1, Cl. M1	0.89	9/25/34	111,352	[c]	109,898
Residential Asset Securities,
Ser. 2005-EMX4, Cl. A2	0.52	11/25/35	155,982	[c]	154,029
					1,295,687
Automotive, Trucks & Parts—.3%
Lear,
Gtd. Bonds	7.88	3/15/18	245,000		263,375
Lear,
Gtd. Notes	8.13	3/15/20	130,000		142,025
					405,400
Banks—5.1%
Bank of America,
Sr. Unscd. Notes	5.63	7/1/20	630,000		643,455
Citigroup,
Sr. Unscd. Notes	5.38	8/9/20	155,000		161,348
Citigroup,
Sr. Unscd. Notes	5.50	4/11/13	1,000,000		1,065,399
Citigroup,
Sr. Unscd. Notes	6.13	5/15/18	260,000		285,262
Citigroup,
Unscd. Notes	8.50	5/22/19	120,000		149,206

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[d]		Value ($)
Banks (continued)
Credit Suisse,
Sub. Notes	5.40	1/14/20	495,000		506,429
Discover Bank,
Sub. Notes	7.00	4/15/20	250,000		269,222
JPMorgan Chase & Co.,
Sr. Unscd. Notes	6.00	1/15/18	460,000		514,448
Manufacturers & Traders Trust,
Sub. Notes	5.59	12/28/20	275,000	[c]	260,766
Morgan Stanley,
Sr. Unscd. Notes	5.30	3/1/13	320,000		341,172
Morgan Stanley,
Sr. Unscd. Notes	5.50	1/26/20	340,000		343,335
NB Capital Trust IV,
Gtd. Cap. Secs.	8.25	4/15/27	620,000		632,400
UBS AG/Stamford,
Sr. Unscd. Notes	4.88	8/4/20	315,000		321,072
Wells Fargo Capital XIII,
Gtd. Secs.	7.70	12/29/49	1,215,000	[c]	1,262,081
					6,755,595
Building Materials—.3%
Masco,
Sr. Unscd. Bonds	7.13	3/15/20	345,000		361,523
Chemicals—.3%
Dow Chemical,
Sr. Unscd. Notes	8.55	5/15/19	315,000		395,391
Coal—.2%
Consol Energy,
Gtd. Notes	8.00	4/1/17	175,000	[b]	187,250
Consol Energy,
Gtd. Notes	8.25	4/1/20	120,000	[b]	130,200
					317,450
Commercial & Professional
Services—.3%
Iron Mountain,
Sr. Sub. Notes	8.38	8/15/21	355,000		382,513
Commercial Mortgage
Pass-Through Ctfs.—8.9%
Banc of America Commercial
Mortgage, Ser. 2004-6, Cl. A5	4.81	12/10/42	495,000		519,261

The Fund	11

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[d]		Value ($)
Commercial Mortgage
Pass-Through Ctfs. (continued)
Bear Stearns Commercial Mortgage
Securities, Ser. 2004-PWR3, Cl. A4	4.72	2/11/41	645,000		681,050
Bear Stearns Commercial Mortgage
Securities, Ser. 2004-T14, Cl. A4	5.20	1/12/41	680,000	[c]	727,879
Bear Stearns Commercial Mortgage
Securities, Ser. 2007-T26, Cl. A4	5.47	1/12/45	565,000	[c]	603,867
Bear Stearns Commercial Mortgage
Securities, Ser. 2006-PW12, Cl. AAB	5.70	9/11/38	430,000	[c]	462,397
Bear Stearns Commercial Mortgage
Securities, Ser. 2007-T28, Cl. A4	5.74	9/11/42	800,000	[c]	867,334
Credit Suisse/Morgan Stanley
Commercial Mortgage
Certificates, Ser. 2006-HC1A,
Cl. A1	0.45	5/15/23	334,750	[b,c]	328,927
CS First Boston Mortgage
Securities, Ser. 2004-C3, Cl. A3	4.30	7/15/36	42,295		42,270
CS First Boston Mortgage
Securities, Ser. 2005-C4,
Cl. AAB	5.07	8/15/38	354,769	[c]	371,770
Extended Stay America Trust,
Ser. 2010-ESHA, Cl. B	4.22	11/5/27	660,000	[b]	649,831
First Union National Bank
Commercial Mortgage,
Ser. 2001-C2, Cl. A2	6.66	1/12/43	47,383		47,363
GE Capital Commercial Mortgage,
Ser. 2004-C2, Cl. A4	4.89	3/10/40	665,000		703,644
GS Mortgage Securities Corporation
II, Ser. 2007-EOP, Cl. B	0.52	3/6/20	1,065,000	[b,c]	997,035
GS Mortgage Securities Corporation
II, Ser. 2007-EOP, Cl. E	0.71	3/6/20	395,000	[b,c]	362,570
GS Mortgage Securities Corporation
II, Ser. 2007-EOP, Cl. K	1.32	3/6/20	225,000	[b,c]	196,326
JP Morgan Chase Commercial
Mortgage Securities,
Ser. 2003-CB7, Cl. A3	4.45	1/12/38	27,855		27,875
JP Morgan Chase Commercial
Mortgage Securities,
Ser. 2005-LDP5, Cl. A2	5.20	12/15/44	725,000		757,801

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[d]		Value ($)
Commercial Mortgage
Pass-Through Ctfs. (continued)
JP Morgan Chase Commercial
Mortgage Securities,
Ser. 2010-CNTR, Cl. C	5.51	8/5/32	390,000	[b]	370,007
JP Morgan Chase Commercial
Mortgage Securities,
Ser. 2009-IWST, Cl. B	7.15	12/5/27	115,000	[b]	128,825
JP Morgan Chase Commercial
Mortgage Securities,
Ser. 2009-IWST, Cl. C	7.45	12/5/27	655,000	[b,c]	721,464
Merrill Lynch Mortgage Trust,
Ser. 2005-LC1, Cl. A2	5.20	1/12/44	119,556	[c]	119,486
Merrill Lynch Mortgage Trust,
Ser. 2005-CKI1, Cl. A2	5.22	11/12/37	77,471	[c]	77,736
Merrill Lynch Mortgage Trust,
Ser. 2002-MW1, Cl. A3	5.40	7/12/34	11,139		11,133
Morgan Stanley Capital I,
Ser. 2005-HQ7, Cl. A4	5.19	11/14/42	245,000	[c]	264,039
Morgan Stanley Capital I,
Ser. 2007-T27, Cl. A4	5.65	6/11/42	960,000	[c]	1,044,036
RBSCF Trust,
Ser. 2010-MB1, Cl. B	4.63	4/15/24	125,000	[b,c]	130,297
TIAA Seasoned Commercial Mortgage
Trust, Ser. 2007-C4, Cl. A3	6.05	8/15/39	325,000	[c]	357,554
Vornado,
Ser. 2010-VN0, Cl. C	5.28	9/13/28	220,000	[b]	216,231
Wachovia Bank Commercial Mortgage
Trust, Ser. 2005-C16, Cl. A2	4.38	10/15/41	111,033		112,171
					11,900,179
Diversified Financial Services—6.1%
American Express,
Sr. Unscd. Notes	7.25	5/20/14	575,000		655,553
Ameriprise Financial,
Sr. Unscd. Notes	7.30	6/28/19	270,000		319,560
Ameriprise Financial,
Jr. Sub. Notes	7.52	6/1/66	233,000	[c]	244,068
Capital One Bank USA,
Sub. Notes	8.80	7/15/19	880,000		1,084,130

The Fund	13

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[d]		Value ($)
Diversified Financial Services (continued)
Caterpillar Financial Services,
Sr. Unscd. Notes	7.15	2/15/19	390,000		480,333
Discover Financial Services,
Sr. Unscd. Notes	10.25	7/15/19	299,000		371,679
ERAC USA Finance,
Gtd. Notes	5.60	5/1/15	98,000	[b]	107,035
ERAC USA Finance,
Gtd. Notes	6.38	10/15/17	500,000	[b]	555,838
Ford Motor Credit,
Sr. Unscd. Notes	6.63	8/15/17	500,000		526,198
Ford Motor Credit,
Sr. Unscd. Notes	8.00	12/15/16	775,000		867,066
General Electric Capital,
Sr. Unscd. Notes	5.63	5/1/18	1,230,000		1,343,358
General Electric Capital,
Sr. Unscd. Notes	6.88	1/10/39	300,000		347,860
Hutchison Whampoa International,
Gtd. Notes	7.63	4/9/19	155,000	[b]	186,517
Invesco,
Gtd. Notes	5.38	2/27/13	250,000		264,578
Merrill Lynch & Co.,
Sub. Notes	5.70	5/2/17	740,000		743,463
					8,097,236
Diversified Manufacturing—.2%
Bombardier,
Sr. Notes	7.75	3/15/20	195,000	[b]	211,088
Electric Utilities—3.0%
AES,
Sr. Unscd. Notes	7.75	3/1/14	100,000		107,250
AES,
Sr. Unscd. Notes	7.75	10/15/15	420,000		450,450
AES,
Sr. Unscd. Notes	8.00	10/15/17	270,000		286,875
Cleveland Electric Illuminating,
Sr. Unscd. Notes	5.70	4/1/17	500,000		535,709
Consolidated Edison of NY,
Sr. Unscd. Debs., Ser. 06-D	5.30	12/1/16	400,000		449,762

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[d]		Value ($)
Electric Utilities (continued)
Consumers Energy,
First Mortgage Bonds, Ser. O		5.00	2/15/12	655,000		683,178
National Grid,
Sr. Unscd. Notes		6.30	8/1/16	313,000		357,758
Nevada Power,
Mortgage Notes		6.50	8/1/18	305,000		352,698
Nevada Power,
Mortgage Notes, Ser. R		6.75	7/1/37	265,000		301,766
NiSource Finance,
Gtd. Notes		5.25	9/15/17	375,000		394,488
Sierra Pacific Power,
Mortgage Notes, Ser. P		6.75	7/1/37	130,000		147,070
						4,067,004
Environmental Control—.4%
Allied Waste North America,
Gtd. Notes, Ser. B		7.13	5/15/16	115,000		121,892
Waste Management,
Sr. Unscd. Notes		7.00	7/15/28	210,000		242,423
Waste Management,
Gtd. Notes		7.38	5/15/29	200,000		231,921
						596,236
Food & Beverages—.7%
Anheuser-Busch InBev Worldwide,
Gtd. Notes		8.20	1/15/39	390,000	[b]	530,805
Kraft Foods,
Sr. Unscd. Notes		6.13	2/1/18	305,000		348,908
						879,713
Foreign/Governmental—2.1%
Banco Nacional de Desenvolvimento
Economico e Social, Notes		5.50	7/12/20	220,000	[b]	227,150
Province of Quebec Canada,
Unscd. Notes		4.60	5/26/15	305,000		335,128
Republic of Chile,
Sr. Unscd. Notes	CLP	5.50	8/5/20 350,500,000			765,846
Republic of Korea,
Sr. Unscd. Notes		7.13	4/16/19	110,000		131,422

The Fund	15

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[d]		Value ($)
Foreign/Governmental (continued)
Republic of Peru,
Sr. Unscd. Bonds	6.55	3/14/37	630,000		693,000
Russia Foreign Bond,
Sr. Unscd. Bonds	5.00	4/29/20	695,000	[a,b]	698,475
					2,851,021
Health Care—.5%
Fresenius US Finance II,
Gtd. Notes	9.00	7/15/15	475,000	[b]	546,250
Wellpoint,
Sr. Unscd. Notes	5.88	6/15/17	165,000		184,687
					730,937
Lodging & Entertainment—.3%
Penn National Gaming,
Sr. Sub. Notes	8.75	8/15/19	340,000	[a]	376,550
Media—3.5%
Comcast,
Gtd. Notes	6.30	11/15/17	425,000		487,292
Cox Communications,
Sr. Unscd. Notes	6.25	6/1/18	405,000	[b]	453,009
CSC Holdings,
Sr. Unscd. Notes	8.50	4/15/14	25,000		27,594
CSC Holdings,
Sr. Unscd. Notes	8.63	2/15/19	310,000		351,850
DirecTV Holdings,
Gtd. Notes	6.00	8/15/40	165,000		166,222
DirecTV Holdings,
Gtd. Notes	7.63	5/15/16	335,000		371,843
Dish DBS,
Gtd. Notes	7.75	5/31/15	505,000		539,088
NBC Universal,
Sr. Unscd. Notes	5.15	4/30/20	345,000	[b]	358,296
News America,
Gtd. Notes	6.15	3/1/37	320,000		334,730
Pearson Dollar Finance Two,
Gtd. Notes	6.25	5/6/18	430,000	[b]	478,588
Reed Elsevier Capital,
Gtd. Notes	4.63	6/15/12	330,000		343,315

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[d]		Value ($)
Media (continued)
Time Warner Cable,
Gtd. Notes	6.75	7/1/18	295,000		344,392
Time Warner,
Gtd. Notes	5.88	11/15/16	310,000		350,341
					4,606,560
Mining—.8%
Freeport-McMoRan Copper & Gold,
Sr. Unscd. Notes	8.38	4/1/17	325,000		359,972
Teck Resources,
Sr. Scd. Notes	10.25	5/15/16	21,000		26,015
Teck Resources,
Sr. Scd. Notes	10.75	5/15/19	530,000		690,017
					1,076,004
Municipal Bonds—1.7%
California,
GO (Build America Bonds)	7.30	10/1/39	340,000		342,754
California,
GO (Build America Bonds)
(Various Purpose)	7.55	4/1/39	355,000		368,540
Erie Tobacco Asset Securitization
Corporation, Tobacco Settlement
Asset-Backed Bonds, Ser. E	6.00	6/1/28	300,000		252,027
Illinois,
GO	4.42	1/1/15	380,000		381,946
New York City,
GO (Build America Bonds)	5.99	12/1/36	350,000		353,437
Tobacco Settlement Authority of
Iowa, Tobacco Settlement
Asset-Backed Bonds, Ser. A	6.50	6/1/23	555,000		510,511
					2,209,215
Oil & Gas—1.6%
Anadarko Petroleum,
Sr. Unscd. Notes	6.38	9/15/17	530,000		578,124
Continental Resources,
Gtd. Notes	7.13	4/1/21	165,000	[b]	174,075
Marathon Oil,
Sr. Unscd. Notes	7.50	2/15/19	59,000	[a]	73,390

The Fund	17

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[d]		Value ($)
Oil & Gas (continued)
Pemex Project Funding Master
Trust, Gtd. Bonds	6.63	6/15/35	315,000		322,086
Range Resources,
Gtd. Notes	8.00	5/15/19	355,000		388,281
Sempra Energy,
Sr. Unscd. Notes	6.50	6/1/16	295,000		342,866
Valero Energy,
Sr. Unscd. Notes	6.13	2/1/20	240,000		255,341
					2,134,163
Paper & Paper Related—.4%
Georgia-Pacific,
Gtd. Notes	7.00	1/15/15	72,000	[a,b]	75,060
Georgia-Pacific,
Gtd. Notes	8.25	5/1/16	345,000	[b]	391,144
					466,204
Pipelines—.6%
El Paso,
Sr. Unscd. Bonds	6.50	9/15/20	190,000	[b]	192,243
El Paso,
Sr. Unscd. Notes	7.00	6/15/17	40,000		42,413
Kinder Morgan Energy Partners,
Sr. Unscd. Notes	6.85	2/15/20	470,000		539,451
					774,107
Property & Casualty Insurance—1.9%
AON,
Sr. Unscd. Notes	3.50	9/30/15	240,000		240,378
Cincinnati Financial,
Sr. Unscd. Notes	6.13	11/1/34	51,000		48,261
Cincinnati Financial,
Sr. Unscd. Debs.	6.92	5/15/28	224,000		231,347
Hanover Insurance Group,
Sr. Unscd. Notes	7.50	3/1/20	85,000	[a]	89,718
Lincoln National,
Sr. Unscd. Notes	6.25	2/15/20	85,000		92,879
MetLife,
Sr. Unscd. Notes	5.00	6/15/15	328,000		355,581
Principal Financial Group,
Gtd. Notes	8.88	5/15/19	560,000		705,618

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[d]		Value ($)
Property & Casualty
Insurance (continued)
Prudential Financial,
Sr. Unscd. Notes	6.63	12/1/37	330,000		368,047
Willis North America,
Gtd. Notes	6.20	3/28/17	155,000		159,475
Willis North America,
Gtd. Notes	7.00	9/29/19	185,000		193,134
					2,484,438
Real Estate—2.9%
Boston Properties,
Sr. Unscd. Notes	5.00	6/1/15	470,000		504,523
CommonWealth REIT,
Sr. Unscd. Notes	0.90	3/16/11	238,000	[c]	237,876
Duke Realty,
Sr. Unscd. Notes	6.75	3/15/20	60,000	[a]	65,206
Duke Realty,
Sr. Unscd. Notes	8.25	8/15/19	285,000		336,308
ERP Operating,
Sr. Unscd. Notes	5.75	6/15/17	135,000		148,118
Federal Realty Investment Trust,
Sr. Unscd. Notes	6.00	7/15/12	100,000		106,162
Healthcare Realty Trust,
Sr. Unscd. Notes	5.13	4/1/14	330,000		345,792
Mack-Cali Realty,
Sr. Unscd. Notes	5.80	1/15/16	400,000		422,605
Regency Centers,
Gtd. Notes	5.25	8/1/15	66,000		68,938
Regency Centers,
Gtd. Notes	5.88	6/15/17	120,000		128,128
Simon Property Group,
Sr. Unscd. Notes	6.13	5/30/18	160,000		180,103
Simon Property Group,
Sr. Unscd. Notes	6.75	2/1/40	520,000		594,215
WEA Finance,
Gtd. Notes	7.50	6/2/14	230,000	[b]	261,240
WEA Finance,
Gtd. Notes	7.13	4/15/18	435,000	[b]	501,137
					3,900,351

The Fund	19

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[d]		Value ($)
Residential Mortgage
Pass-Through Ctfs.—.3%
CS First Boston Mortgage
Securities, Ser. 2005-6, Cl. 1A2	0.53	7/25/35	221,957	[c]	199,622
Impac Secured Assets CMN Owner
Trust, Ser. 2006-1, Cl. 2A1	0.61	5/25/36	214,113	[c]	185,373
					384,995
Retail—1.0%
CVS Pass-Through Trust,
Pass Thru Certificates	6.04	12/10/28	301,784		310,362
Home Depot,
Sr. Unscd. Notes	5.88	12/16/36	237,000		247,348
Inergy Finance,
Gtd. Notes	7.00	10/1/18	390,000	[b]	394,875
Staples,
Gtd. Notes	9.75	1/15/14	280,000		339,547
					1,292,132
Steel—.3%
Arcelormittal,
Sr. Unscd. Notes	5.25	8/5/20	345,000	[a]	341,710
Telecommunications—1.4%
AT&T,
Sr. Unscd. Notes	5.60	5/15/18	295,000		329,647
CC Holdings,
Sr. Scd. Notes	7.75	5/1/17	625,000	[b]	685,938
Cellco Partnership/
Verizon Wireless
Capital, Sr. Unscd.
Notes	5.55	2/1/14	310,000		342,082
Verizon Communications,
Sr. Unscd. Notes	7.35	4/1/39	155,000		191,283
Wind Acquisition Finance,
Scd. Notes	11.75	7/15/17	265,000	[b]	300,113
					1,849,063
Transportation—.6%
Canadian National Railway,
Sr. Unscd. Notes	5.55	3/1/19	700,000		792,627

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[d]	Value ($)
U.S. Government Agencies—.4%
Federal National Mortgage
Association, Notes	5.25	9/15/16	470,000 [e]	538,733
U.S. Government Agencies/
Mortgage-Backed—29.4%
Federal Home Loan Mortgage Corp.:
Multiclass Mortgage
Participation Ctfs.,
Ser. 2586, Cl. WE,
4.00%, 12/15/32			236,486 [e]	246,425
5.00%, 9/1/40			333,182 [e]	351,781
5.50%, 10/1/39—9/1/40			453,292 [e]	485,046
Federal National Mortgage Association:
4.50%			2,725,000 [e,f]	2,797,809
5.00%			10,350,000 [e,f]	10,882,052
5.50%			9,870,000 [e,f]	10,569,665
5.00%, 11/1/20—11/1/21			2,104,650 [e]	2,248,112
5.50%, 9/1/34—8/1/40			4,034,697 [e]	4,328,426
6.00%, 9/1/22—5/1/39			4,785,590 [e]	5,242,721
7.00%, 6/1/29—9/1/29			43,633 [e]	49,691
Government National Mortgage Association I;
5.50%, 4/15/33—3/15/34			1,712,244	1,860,360
Government National Mortgage Association II;
7.00%, 9/20/28—7/20/29			11,310	12,907
				39,074,995
U.S. Government Securities—37.0%
U.S. Treasury Bonds:
4.25%, 5/15/39			531,000	523,201
4.63%, 2/15/40			2,655,000	2,781,527
5.00%, 5/15/37			525,000	585,867
5.25%, 11/15/28			515,000	590,319
5.50%, 8/15/28			1,040,000	1,225,576
U.S. Treasury Notes:
0.38%, 9/30/12			1,425,000	1,421,828
0.63%, 7/31/12			2,830,000	2,838,167
0.88%, 4/30/11			10,970,000	10,996,569
1.13%, 6/15/13			4,135,000	4,169,552
1.38%, 9/15/12			12,575,000	12,759,211
1.88%, 9/30/17			2,930,000	2,790,596

The Fund	21

STATEMENT OF INVESTMENTS (continued)

	Principal
Bonds and Notes (continued)	Amount ($)[d]	Value ($)
U.S. Government Securities (continued)
U.S. Treasury Notes (continued)
2.13%, 5/31/15	4,085,000	4,150,752
2.38%, 8/31/14	2,270,000	2,351,933
2.63%, 8/15/20	2,190,000	2,076,565
		49,261,663
Total Bonds and Notes
(cost $151,562,600)		156,062,790
	Face Amount
	Covered by
Options Purchased—.0%	Contracts ($)	Value ($)
Call Options:
Japanese Yen,
August 2011 @ $90	1,360,000 [g]	12,145
Japanese Yen,
August 2011 @ $90	1,370,000 [g]	12,234
Total Options Purchased
(cost $69,309)		24,379
	Principal
Short-Term Investments—.2%	Amount ($)	Value ($)
U.S. Treasury Bills;
0.17%, 6/9/11
(cost $224,830)	225,000 [h]	224,847

Other Investment—.1%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $163,000)	163,000 [i]	163,000

Investment of Cash Collateral
for Securities Loaned—1.5%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $1,982,010)	1,982,010 [i]	1,982,010

Total Investments (cost $154,001,749)	119.2%	158,457,026
Liabilities, Less Cash and Receivables	(19.2%)	(25,471,752)
Net Assets	100.0%	132,985,274

GO—General Obligation
REIT—Real Estate Invesment Trust
a Security, or portion thereof, on loan.At December 31, 2010, the market value of the fund’s securities on loan was
$1,912,046 and the market value of the collateral held by the fund was $1,982,010.
b Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At December 31, 2010, these securities had a market value of $13,833,179 or 10.4% of net assets.
c Variable rate security—interest rate subject to periodic change.
d Principal amount stated in U.S. Dollars unless otherwise noted. CLP—Chilean Peso.
e The Federal Housing Finance Agency (“FHFA”) placed Federal Home Loan Mortgage Corporation and Federal
National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
f Purchased on a forward commitment basis.
g Non-income producing security.
h Held by a broker as collateral for open financial futures positions.
i Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)	Value (%)
U.S. Government & Agencies	66.8	Short-Term/Money Market Investments	1.8
Corporate Bonds	33.2	Municipal Bonds	1.7
Asset/Mortgage-Backed	13.6	Options Purchased	.0
Foreign/Governmental	2.1		119.2

† Based on net assets.
See notes to financial statements.

The Fund	23

STATEMENT OF FINANCIAL FUTURES
December 31, 2010

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
Contracts		Contracts ($)	Expiration	at 12/31/2010 ($)
Financial Futures Long
U.S. Treasury 30 Year Bonds	8	977,000	March 2011	(30,844)
Financial Futures Short
U.S. Treasury 2 Year Notes	21	(4,597,031)	March 2011	(9,844)
U.S. Treasury 10 Year Notes	32	(3,854,000)	March 2011	128,750
Gross Unrealized Appreciation				128,750
Gross Unrealized Depreciation				(40,688)

See notes to financial statements.

STATEMENT OF OPTIONS WRITTEN
December 31, 2010

	Face Amount
	Covered by
	Contracts ($)	Value ($)
Call Options:
U.S. Treasury 5-Year Notes
January 2011 @ $119.5	5,000,000 [a]	(3,516)
Put Options:
10-Year USD LIBOR-BBA,
February 2011 @ $5.36	4,420,000 [a]	(86)
U.S. Treasury 5-Year Notes
January 2011 @ $119.5	5,000,000 [a]	(92,578)
(Premiums received $161,296)		(96,180)

BBA—British Bankers Association
LIBOR—London Interbank Offered Rate
USD—US Dollar
a Non-income producing security.
See notes to financial statements.

The Fund	25

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $1,912,046)—Note 1(c)
Unaffiliated issuers	151,856,739	156,312,016
Affiliated issuers	2,145,010	2,145,010
Cash		50,729
Dividends and interest receivable		1,176,348
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4		32,309
Receivable for shares of Beneficial Interest subscribed		9,757
Prepaid expenses		844
		159,727,013
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		87,427
Payable for investment securities purchased		24,433,567
Liability for securities on loan—Note 1(c)		1,982,010
Outstanding options written, at value (premiums received
$161,296)—See Statement of Options Written—Note 4		96,180
Payable for shares of Beneficial Interest redeemed		45,012
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4		37,113
Payable for futures variation margin—Note 4		11,078
Accrued expenses		49,352
		26,741,739
Net Assets ($)		132,985,274
Composition of Net Assets ($):
Paid-in capital		137,412,145
Accumulated undistributed investment income—net		2,061,794
Accumulated net realized gain (loss) on investments		(11,092,993)
Accumulated net unrealized appreciation (depreciation) on investments, options transactions and foreign currency transactions (including
$88,062 net unrealized appreciation on financial futures)		4,604,328
Net Assets ($)		132,985,274

Net Asset Value Per Share
	Initial Shares	Service Shares
Net Assets ($)	105,205,148	27,780,126
Shares Outstanding	9,105,801	2,413,097
Net Asset Value Per Share ($)	11.55	11.51

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended December 31, 2010

Investment Income ($):
Income:
Interest	5,870,880
Dividends;
Affiliated issuers	3,426
Income from securities lending—Note 1(c)	2,477
Total Income	5,876,783
Expenses:
Investment advisory fee—Note 3(a)	885,164
Distribution fees—Note 3(b)	73,684
Professional fees	42,991
Prospectus and shareholders’ reports	22,016
Custodian fees—Note 3(b)	20,329
Trustees’ fees and expenses—Note 3(c)	9,889
Shareholder servicing costs—Note 3(b)	4,744
Loan commitment fees—Note 2	4,539
Registration fees	5
Miscellaneous	54,009
Total Expenses	1,117,370
Less—reduction in fees due to earnings credits—Note 3(b)	(5)
Net Expenses	1,117,365
Investment Income—Net	4,759,418
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	4,076,784
Net realized gain (loss) on options transactions	53,556
Net realized gain (loss) on financial futures	(78,844)
Net realized gain (loss) on forward foreign currency exchange contracts	643,130
Net Realized Gain (Loss)	4,694,626
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	1,653,108
Net unrealized appreciation (depreciation) on options transactions	(24,768)
Net unrealized appreciation (depreciation) on financial futures	(98,760)
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	7,471
Net Urealized Appreciation (Depreciation)	1,537,051
Net Realized and Unrealized Gain (Loss) on Investments	6,231,677
Net Increase in Net Assets Resulting from Operations	10,991,095
See notes to financial statements.

The Fund	27

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009
Operations ($):
Investment income—net	4,759,418	5,963,792
Net realized gain (loss) on investments	4,694,626	(2,399,136)
Net unrealized appreciation
(depreciation) on investments	1,537,051	14,745,156
Net Increase (Decrease) in Net Assets
Resulting from Operations	10,991,095	18,309,812
Dividends to Shareholders from ($):
Investment income—net:
Initial Shares	(4,147,602)	(4,798,573)
Service Shares	(1,073,094)	(1,427,624)
Total Dividends	(5,220,696)	(6,226,197)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	10,267,694	13,094,742
Service Shares	1,716,930	2,550,823
Dividends reinvested:
Initial Shares	4,147,602	4,798,573
Service Shares	1,073,094	1,427,624
Cost of shares redeemed:
Initial Shares	(19,505,835)	(21,723,108)
Service Shares	(6,933,179)	(9,284,799)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(9,233,694)	(9,136,145)
Total Increase (Decrease) in Net Assets	(3,463,295)	2,947,470
Net Assets ($):
Beginning of Period	136,448,569	133,501,099
End of Period	132,985,274	136,448,569
Undistributed investment income—net	2,061,794	2,214,729

	Year Ended December 31,
	2010	2009
Capital Share Transactions:
Initial Shares
Shares sold	893,014	1,258,250
Shares issued for dividends reinvested	363,167	460,328
Shares redeemed	(1,703,354)	(2,097,583)
Net Increase (Decrease) in Shares Outstanding	(447,173)	(379,005)
Service Shares
Shares sold	149,601	244,133
Shares issued for dividends reinvested	94,370	137,627
Shares redeemed	(606,808)	(892,685)
Net Increase (Decrease) in Shares Outstanding	(362,837)	(510,925)
See notes to financial statements.

The Fund	29

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,
Initial Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	11.08	10.11	11.08	11.25	11.29
Investment Operations:
Investment income—net[a]	.41	.48	.51	.53	.49
Net realized and unrealized
gain (loss) on investments	.51	.99	(.96)	(.16)	(.02)
Total from Investment Operations	.92	1.47	(.45)	.37	.47
Distributions:
Dividends from investment income—net	(.45)	(.50)	(.52)	(.54)	(.51)
Net asset value, end of period	11.55	11.08	10.11	11.08	11.25
Total Return (%)	8.38	14.96	(4.18)	3.54	4.23
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.77	.75	.76	.77	.75
Ratio of net expenses
to average net assets	.77	.75	.76	.72	.63
Ratio of net investment income
to average net assets	3.55	4.56	4.71	4.78	4.43
Portfolio Turnover Rate[b]	288.08	293.67	391.87	446.13	507.83
Net Assets, end of period ($ x 1,000)	105,205	105,816	100,396	120,446	145,490

a	Based on average shares outstanding at each month end.
b	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended December 31, 2010,
2009, 2008, 2007 and 2006 were 129.47%, 102.76%, 142.10%, 219.54% and 262.26%, respectively.
See notes to financial statements.

		Year Ended December 31,
Service Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	11.04	10.07	11.04	11.21	11.25
Investment Operations:
Investment income—net[a]	.38	.45	.48	.51	.46
Net realized and unrealized
gain (loss) on investments	.50	.99	(.96)	(.17)	(.02)
Total from Investment Operations	.88	1.44	(.48)	.34	.44
Distributions:
Dividends from investment income—net	(.41)	(.47)	(.49)	(.51)	(.48)
Net asset value, end of period	11.51	11.04	10.07	11.04	11.21
Total Return (%)	8.20	14.63	(4.46)	3.31	3.90
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.02	1.00	1.01	1.02	1.00
Ratio of net expenses
to average net assets	1.02	1.00	1.01	.97	.88
Ratio of net investment income
to average net assets	3.29	4.33	4.46	4.51	4.17
Portfolio Turnover Rate[b]	288.08	293.67	391.87	446.13	507.83
Net Assets, end of period ($ x 1,000)	27,780	30,633	33,105	44,035	41,363

a	Based on average shares outstanding at each month end.
b	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended December 31, 2010,
2009, 2008, 2007 and 2006 were 129.47%, 102.76%, 142.10%, 219.54% and 262.26%, respectively.
See notes to financial statements.

The Fund	31

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Variable Investment Fund (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open end management investment company, operating as a series company currently offering seven series, including the Quality Bond Portfolio (the “fund”). The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The fund is a diversified series.The fund’s investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan, the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for

SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), financial futures, options, swap transactions and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio’s securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Trustees, or determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board of Trustees.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Registered investment companies that are not traded on an exchange are valued at their net asset

The Fund	33

NOTES TO FINANCIAL STATEMENTS (continued)

value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are valued at the mean between the bid and asked price. Investments in swap transactions are valued each business day by an independent pricing service approved by the Board of Trustees. Swaps are valued by the service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuers and swap spreads on interest rates. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward contracts are valued at the forward rate.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	—	5,851,203	—	5,851,203
Commercial
Mortgage-Backed	—	11,900,179	—	11,900,179
Corporate Bonds†	—	43,990,786	—	43,990,786
Foreign Government	—	2,851,021	—	2,851,021
Municipal Bonds	—	2,209,215	—	2,209,215
Mutual Funds	2,145,010	—	—	2,145,010
Residential
Mortgage-Backed	—	384,995	—	384,995
U.S.Government
Agencies/
Mortgage-Backed	—	39,613,728	—	39,613,728
U.S. Treasury	—	49,486,510	—	49,486,510
Other Financial Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	32,309	—	32,309
Futures††	128,750	—	—	128,750
Options Purchased	24,379	—	—	24,379
Liabilities ($)
Other Financial Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	(37,113)	—	(37,113)
Futures††	(40,688)	—	—	(40,688)
Options Written	(96,094)	(86)	—	(96,180)

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized appreciation (depreciation) at period end.

The Fund	35

NOTES TO FINANCIAL STATEMENTS (continued)

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at December 31, 2010.The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended December 31, 2010, The Bank of New York Mellon earned $1,334 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The Fund	37

NOTES TO FINANCIAL STATEMENTS (continued)

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended December 31, 2010 were as follows:

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

On December 31, 2010, the Board ofTrustees declared a cash dividend of $.035 and $.033 per share for the Initial shares and Service shares, respectively, from undistributed investment income-net payable on January 3, 2011 (ex-dividend date) to shareholders of record as of the close of business on December 31, 2010.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended December 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2010, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,121,954, accumulated capital losses $10,233,265 and unrealized appreciation $4,174,635. In addition, the fund had $490,195 of capital losses realized after October 31, 2010, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2010. If not applied, $30,695 of the carryover expires in fiscal 2014, $1,707,613 expires in fiscal 2015, $4,529,381 expires in fiscal 2016 and $3,965,576 expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2010 and December 31, 2009 were as follows: ordinary income $5,220,696 and $6,226,197, respectively.

During the period ended December 31, 2010, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization of premiums, paydown gains (losses) and foreign currency transactions, the fund increased accumulated undistributed investment income-net by $308,343 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

The Fund	39

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2010, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is computed at the annual rate of .65% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets.The Distributor may make payments to participating insurance companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2010, Service shares were charged $73,684 pursuant to the Plan.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2010, the fund was charged $516 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended December 31, 2010, the fund was charged $81 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $5.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2010, the fund was charged $20,329 pursuant to the custody agreement.

During the period ended December 31, 2010, the fund was charged $6,243 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $73,572, Rule 12b-1 distribution plan fees $5,897, custodian fees $6,143, chief compliance officer fees $1,728 and transfer agency per account fees $87.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures, forward contracts and options transactions, during the period ended December 31, 2010, amounted to $444,807,931 and $449,616,304,

The Fund	41

NOTES TO FINANCIAL STATEMENTS (continued)

respectively, of which $244,906,354 in purchases and $245,697,810 in sales were from mortgage dollar roll transactions

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date.The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure. The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

	Derivative		Derivative
	Assets ($)		Liabilities ($)
Interest rate risk[1]	128,750	Interest rate risk[1,3]	(136,868)
Foreign exchange risk[2,4]	56,688	Foreign exchange risk[5]	(37,113)
Gross fair value of
derivatives contracts	185,438		(173,981)

Statement of Assets and Liabilities location:
1	Includes cumulative appreciation/depreciation on futures contracts as reported in the Statement of
Financial Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
2	Options purchased are included in investments in securities of unaffiliated issuers.
3	Outstanding options written, at value.
4	Unrealized appreciation on forward foreign currency exchange contracts.
5	Unrealized depreciation on forward foreign currency exchange contracts.

The effect of derivative instruments in the Statement of Operations during the period ended December 31, 2010 is shown below:

	Amount of realized gain or (loss) on derivatives recognized in income ($)
			Forward
Underlying risk	Futures[6]	Options[7]	Contracts[8]	Total
Interest rate	(78,844)	53,556	—	(25,288)
Foreign exchange	—	—	643,130	643,130
Total	(78,844)	53,556	643,130	617,842

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($)
			Forward
Underlying risk	Futures[9]	Options[10]	Contracts[11]	Total
Interest rate	(98,760)	20,162	—	(78,598)
Foreign exchange	—	(44,930)	7,471	(37,459)
Total	(98,760)	(24,768)	7,471	(116,057)

Statement of Operations location:
6	Net realized gain (loss) on financial futures.
7	Net realized gain (loss) on options transactions.
8	Net realized gain (loss) on forward foreign currency exchange contracts.
9	Net unrealized appreciation (depreciation) on financial futures.
[10] Net unrealized appreciation (depreciation) on options transactions.
[11] Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

Futures Contracts: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments.The fund invests in financial futures contracts in order to manage its exposure to or protect against changes in the market.A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the last sales price established by the Board of Trade or exchange upon which they are traded. When the contracts are closed, the fund recognizes a realized gain or

The Fund	43

NOTES TO FINANCIAL STATEMENTS (continued)

loss.There is minimal counterparty credit risk to the fund with futures since futures are exchange traded, and the exchange’s clearinghouse guarantees the futures against default. Contracts open at December 31, 2010 are set forth in the Statement of Financial Futures.

Options: The fund purchases and writes (sells) put and call options to hedge against changes in interest rates or as a substitute for an invest-ment.The fund is subject to interest rate and foreign exchange risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying securities may be sold (called) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.There is a risk of loss from a change in value of such options which may exceed the related premiums received. One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by the fund. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The following summarizes the fund’s call/put options written for the period ended December 31, 2010:

	Face Amount		Options Terminated
	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($) Gain (Loss) ($)
Contracts outstanding
December 31, 2009	36,004,000	1,921,618
Contracts written	115,310,000	1,070,530
Contracts terminated:
Contracts closed	76,251,000	2,563,940	2,711,504	(147,564)
Contracts expired	60,643,000	266,912	—	266,912
Total contracts
terminated	136,894,000	2,830,852	2,711,504	119,348
Contracts Outstanding
December 31, 2010	14,420,000	161,296

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes

The Fund	45

NOTES TO FINANCIAL STATEMENTS (continued)

a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized gain or loss which occurred during the period is reflected in the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at December 31, 2010:

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases:
British Pound,
Expiring 1/27/2011	860,000	1,342,795	1,340,536	(2,259)
Malaysian Ringgit,
Expiring 1/27/2011	1,710,000	547,404	553,453	6,049
Malaysian Ringgit,
Expiring 1/27/2011	2,460,000	797,665	796,195	(1,470)
Russian Ruble,
Expiring 1/27/2011	8,620,000	280,435	281,552	1,117
Russian Ruble,
Expiring 1/27/2011	32,425,000	1,061,722	1,059,085	(2,637)
Singapore Dollar,
Expiring 1/27/2011	1,740,000	1,330,738	1,355,881	25,143
Sales:		Proceeds ($)
Chilean Peso,
Expiring 1/27/2011	364,870,000	767,824	777,931	(10,107)
Euro,
Expiring 1/27/2011	2,070,000	2,745,391	2,766,031	(20,640)
Gross Unrealized Appreciation				32,309
Gross Unrealized Depreciation				(37,113)

The following summarizes the average market value of derivatives outstanding during the period ended December 31, 2010:

Average Market Value ($)
Interest rate futures contracts	15,737,981
Interest rate options contracts	906,225
Foreign exchange options contracts	14,856
Forward contracts	6,717,389

At December 31, 2010, the cost of investments for federal income tax purposes was $154,308,736; accordingly, accumulated net unrealized appreciation on investments was $4,148,290, consisting of $5,550,353 gross unrealized appreciation and $1,402,063 gross unrealized depreciation.

The  Fund  47

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Variable Investment Fund, Quality Bond Portfolio

We have audited the accompanying statement of assets and liabilities, including the statements of investments, financial futures and options written, of Dreyfus Variable Investment Fund, Quality Bond Portfolio (one of the series comprising DreyfusVariable Investment Fund) as of December 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DreyfusVariable Investment Fund, Quality Bond Portfolio at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 10, 2011

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 169 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 169 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 63 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 36 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Manager since February 1984.

The Fund	51

OFFICERS OF THE FUND (Unaudited) (continued)

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 194 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 53 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

NATALIA GRIBAS, Anti-Money Laundering Compliance Officer since July 2010.

Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 190 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Distributor since September 2008.

The Fund	53

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   David P. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $156,212 in 2009 and $160,412 in 2010.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $      71,066 in 2009 and $63,528 in 2010. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $-0- in 2009 and $-0- in 2010.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $28,093 in 2009 and $25,727 in 2010. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $-0- in 2009 and $-0- in 2010.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $348 in 2009 and $407 in 2010. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $-0- in 2009 and $-0- in 2010.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $24,975,296 in 2009 and $39,552,052 in 2010.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management            Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and             Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Variable Investment Fund

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date: February 14 , 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date: February 14, 2011

By: /s/ James Windels
James Windels, Treasurer
Date: February 14, 2011

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)